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                                                                    EXHIBIT 10.6
                                                                        (PART 1)

                      MASTER LEASE AND FINANCING AGREEMENT

This Master Lease and Financing Agreement (together with Exhibits A through F attached hereto and hereby made a part hereof, this "Master Agreement"), dated as of August 28, 2000 is entered into by and between Compaq Financial Services Corporation, a Delaware corporation ("Lessor"), and LivePerson, Inc. a Delaware corporation ("Lessee"). Capitalized terms used in this Master Agreement without definition have the meanings ascribed to them in Section 31.

1. PURPOSE OF MASTER AGREEMENT. The purpose of this Master Agreement is to set forth the general terms and conditions upon which (a) Lessor shall lease to Lessee and Lessee shall lease from Lessor items of Hardware, Software or both (such Hardware and Software being collectively referred to as "Equipment", and each such lease of Equipment being referred to as a "Lease"), and (b) Lessor shall provide financing to Lessee (each such financing transaction being referred to as a "Financing") for software program license fees, maintenance fees, fees for other services and other one-time charges ("Financed Items") Lessee desires to finance hereunder. In connection with its execution of this Master Agreement, Lessee shall deliver to Lessor an Officer's Certificate in form and substance acceptable to Lessor, executed by a duly authorized officer of Lessee and certifying as to, among other things, Lessee's authority to enter into this Master Agreement and Leases and Financings hereunder and the authority of Lessee's officers or representatives specified therein to execute this Master Agreement and all other Fundamental Agreements.

2. ALTERNATIVE COMMENCEMENT PROCEDURES. Subject to the other terms and conditions contained in this Master Agreement and the applicable Schedule or Advance Pricing Agreement, Lessee may, at its option, enter into individual Leases and Financings with Lessor under either or both of the following procedures:
   A. TRADITIONAL PROCEDURE. (a) EXECUTION OF SCHEDULE. Lessor and Lessee mutually agree to enter into a Lease, a Financing or both by executing a
Schedule in the form of Exhibit A with such changes as Lessor and Lessee shall have agreed to as conclusively evidenced by their execution thereof. Each such Schedule shall specifically identify (by serial number or other identifying characteristics) the items of Equipment to be leased under such Schedule (other than items of System Software, which shall be deemed to be items of Software leased under the Schedule pursuant to which the related items of Hardware are leased), and the Financed Items to be financed under such Schedule. Each Schedule, when executed by both Lessee and Lessor, together with this Master Agreement, shall constitute a separate and distinct Lease, a separate and distinct Financing, or a separate and distinct Lease and a separate and distinct Financing, as the case may be, enforceable according to its terms. In the event of any conflict between the terms of this Master Agreement and such Schedule, the provisions of the Schedule shall govern.
   (b) ACCEPTANCE; INITIAL TERM OF LEASES AND TERM OF FINANCINGS. Lessee shall accept the Equipment subject to a Lease and the Financed Items subject to a Financing in accordance with Section 3. The Initial Term of each Lease and, if applicable, the Term of any related Financing evidenced by a Schedule executed pursuant to this Section 2.A shall begin on the Acceptance Date of the Equipment subject to such Lease and shall continue for the period described in the applicable Schedule. The Term of each Financing evidenced by a Schedule executed pursuant to this Section 2.A that is unrelated to any Lease shall begin on the Acceptance Date for the related Financed Items and shall continue for the period described in the applicable Schedule.
   (c) ADJUSTMENTS TO SCHEDULE. Lessee acknowledges that the Total Cost of Equipment and Financed Items and the related Rent payments set forth in any Schedule executed pursuant to this Section 2.A may be estimates, and if the final invoice from the Seller specifies a Total Cost that is more or less than the estimated Total Cost set forth in the Schedule, Lessee hereby authorizes Lessor to adjust the applicable Total Cost and Rent payment on the Schedule to reflect the final invoice amount (the "Final Invoice Amount"). However, if the Final Invoice Amount exceeds the estimated Total Cost by more than 5%, Lessor will notify Lessee and obtain Lessee's prior written approval of the aforementioned adjustments. If Lessee fails to so approve any such adjustments within 15 days of Lessor's request, then the affected Schedule shall terminate without penalty to either Lessor or Lessee and Lessee shall be solely responsible for all obligations arising under the applicable Purchase Documents, including, without limitation, the obligation to purchase Equipment and pay Financed Items. All references in this Master Agreement and any Schedule to Total Cost and Rent shall mean the amounts thereof specified in the applicable Schedule, as adjusted pursuant to this paragraph. Lessee also acknowledges that the Equipment and Financed Items described in a Schedule may differ from the description of the Equipment and Financed Items set forth in the related Acceptance Certificate and actually accepted by Lessee. Lessee hereby authorizes Lessor to conform the description of the Equipment and Financed Items set forth in any Schedule to the description thereof in the related Acceptance Certificate. All references in the Master Agreement and any Schedule to the Equipment subject to a Lease and the Financed Items subject to a Financing shall mean the Equipment and Financed Items described in the applicable Schedule, as conformed to the related Acceptance Certificate pursuant to this paragraph.
      B. FUNDING CONSOLIDATION PROCEDURE. (a) EXECUTION OF ADVANCE PRICING AGREEMENT. Lessor and Lessee mutually agree to enter into one or more Leases, Financings or both by executing, from time to time, an Advance Pricing Agreement in the form of Exhibit B with such changes as Lessor and Lessee shall have agreed to as conclusively evidenced by their execution thereof. Subject to the following provisions of this Section 2.B, such Advance Pricing Agreement shall constitute a commitment on the part of Lessor, during the Commitment Period specified therein (i) to purchase Equipment of the type(s) described therein and enter into one or more Leases of the same with Lessee at the lease rates set forth therein, and (ii) to fund Financed Items of the type(s) described therein and enter into one or more Financings of the same with Lessee at the financing rates set forth therein; provided, however, that Lessor shall under no circumstances be obligated to purchase Equipment or fund Financed Items if (x) such purchase or funding would require Lessor to expend moneys in excess of the Amount Available specified in the Advance Pricing Agreement less the aggregate amount previously paid or committed to be paid by Lessor to acquire Equipment or fund Financed Items during such Commitment Period, or (y) any Lessee Default shall have occurred and be continuing under any Lease or Financing or any event shall have occurred and be continuing which, with the giving of notice or the passage of time or both, would constitute a Lessee Default under any Lease or Financing, or (z) Lessee shall have failed to deliver to Lessor any financial statements in accordance with the provisions of paragraph (f) below or any material adverse change shall have occurred in Lessee's financial or operating condition, as determined by Lessor in its sole discretion, after the date of the last financial statements of Lessee delivered to Lessor prior to the execution and delivery of such Advance Pricing Agreement.
   (b) LESSOR'S PURCHASE OF EQUIPMENT AND FUNDING OF FINANCED ITEMS. Subject to the provisions of this Section 2.B and the applicable Advance Pricing Agreement, Lessor shall, at Lessee's request made during the Commitment Period specified in such Advance Pricing Agreement (i) purchase Equipment of the type(s) described therein and enter into a Lease of such Equipment with Lessee, and (ii) fund Financed Items of the type(s) described therein and enter into a Financing with Lessee relating to such Financed Items. Until such time as Lessee shall have executed and delivered to Lessor a Consolidating Schedule in accordance with paragraph (d) below, each such Lease or Financing shall be governed by the terms of this Master Agreement, the applicable Advance Pricing Agreement and the Acceptance Certificate executed and delivered to Lessor by Lessee pursuant to paragraph (c) below. Each such Acceptance Certificate shall specifically identify (by serial number or other identifying characteristics) the items of Equipment to be leased thereunder (other than items of System Software, which shall be deemed to be items of Software leased together with the related items of Hardware) and the Financed Items to be financed thereunder. Until Lessee shall have executed and delivered to Lessor a Consolidating Schedule, each such Acceptance Certificate, when executed and delivered by Lessee and accepted by Lessor, together with this Master Agreement and the applicable Advance Pricing Agreement, shall constitute a separate and distinct Lease, a separate and distinct Financing, or a separate and distinct Lease and a separate and distinct Financing, as the case may be, enforceable according to its terms. In the event of any conflict among the terms of such documents, the provisions of such Acceptance Certificate shall control over conflicting provisions in such Advance Pricing Agreement or this Master Agreement and the provisions of such Advance Pricing Agreement shall control over conflicting provisions in this Master Agreement.
   (c) ACCEPTANCE; INITIAL TERM OF LEASES AND TERM OF FINANCINGS. Lessee shall accept the Equipment subject to a Lease and the Financed Items subject to a Financing in accordance with Section 3. The Initial Term of each Lease and, if applicable, the Term of any related Financing evidenced by an Advance Pricing Agreement and an Acceptance Certificate shall begin on the Acceptance Date of the Equipment subject to such Lease and shall continue for the period determined pursuant to such Advance Pricing Agreement. The Term of each Financing evidenced by an Advance Pricing Agreement and an Acceptance Certificate that is unrelated to any Lease shall begin on the Acceptance Date for the related Financed Items and shall continue for the period determined pursuant to such Advance Pricing Agreement.
   (d) PERIODIC CONSOLIDATION OF LEASES AND FINANCINGS. All Leases and Financings commenced during a Consolidation Period (as specified in the applicable Advance Pricing Agreement) pursuant to this Section 2.B shall be consolidated into a single Schedule (a "Consolidating Schedule") in the form of Exhibit C with such

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changes as Lessor and Lessee shall have agreed to as conclusively evidenced by their execution thereof. Lessor shall prepare and deliver to Lessee a Consolidating Schedule as of the close of each applicable Consolidation Period. Lessee agrees to execute and deliver each Consolidating Schedule to Lessor within 10 days after its receipt thereof from Lessor. From and after Lessee's execution and delivery to Lessor of a Consolidating Schedule, the Consolidating Schedule shall supersede the applicable Acceptance Certificates and the Advance Pricing Agreement with respect to all Leases and Financings commenced during the Consolidation Period to which such Consolidating Schedule relates, and all such Leases shall be deemed to be a single, separate and distinct Lease and all such Financings shall be deemed to be a single, separate and distinct Financing, in each case governed by such Consolidating Schedule and this Master Agreement and enforceable in accordance with its terms. In the event of any conflict between the terms of this Master Agreement and such Consolidating Schedule, the provisions of the Consolidating Schedule shall govern.
   (e) FAILURE OF LESSEE TO DELIVER CONSOLIDATING SCHEDULE. If Lessee fails to execute and deliver to Lessor any Consolidating Schedule within 10 days after its receipt thereof, Lessor may exercise its rights and remedies under Section 21 and 22 of this Master Agreement arising as a result of such failure, either immediately or at any time during the Initial Term of the Leases or the Term of the Financings to which such Consolidating Schedule relates. No delay in exercising such rights or remedies shall operate as a waiver thereof. Lessee acknowledges and agrees that Rent with respect to such Leases and Financings shall be payable in the amounts and at the times determined pursuant to the applicable Advance Pricing Agreement and Acceptance Certificates, regardless of whether Lessee shall have received such Consolidating Schedule from Lessor or executed and delivered the same to Lessor as of the time any such payment is due.
   (f) FINANCIAL STATEMENTS. Lessee shall, at all times during which any Advance Pricing Agreement is effective, deliver to Lessor its quarterly and annual financial statements no later then 45 days after the end of each of Lessee's fiscal quarters or 90 days after the end of each of Lessee's fiscal years, as applicable. Such annual financial statements shall be audited and certified by Lessee's independent certified public accountants.

3. ACCEPTANCE OF EQUIPMENT AND FINANCED ITEMS. (a) GENERAL. Lessee shall unconditionally and irrevocably accept all Equipment under a Lease and, if applicable, all related Financed Items subject to a Financing as soon as such Equipment is delivered and inspected by Lessee or, if acceptance requirements for such Equipment, related Financed Items or both are specified in the applicable Purchase Documents, as soon as such requirements are met. Lessee shall evidence such acceptance by executing and delivering to Lessor a properly completed Acceptance Certificate in substantially the form of (i) Exhibit D if the Lease or the Lease and the related Financing, as the case may be, is evidenced by a Schedule executed pursuant to Section 2.A, or (ii) Exhibit E if the Lease or the Lease and the related Financing, as the case may be, is being commenced pursuant to an Advance Pricing Agreement executed pursuant to Section 2.B. Lessee agrees (y) to inspect all Equipment as soon as reasonably practicable after the delivery thereof to Lessee or, if acceptance requirements for such Equipment or any related Financed Items are specified in the applicable Purchase Documents, as soon as reasonably practicable after being advised by the Supplier that such requirements have been met, and (z) to complete, execute and deliver to Lessor such Acceptance Certificate as soon as reasonably practicable after its satisfactory completion of such inspection. In the case of a Financing of Financed Items unrelated to any Equipment subject to a Lease, Lessee shall unconditionally and irrevocably accept such Financed Items as soon as it shall have become liable to pay for such Financed Items, and shall complete, execute and deliver to Lessor an Acceptance Certificate in substantially the form of Exhibit D or Exhibit E (as applicable) as soon as reasonably practicable thereafter.
   (b) E-MAIL ACCEPTANCE. For its convenience and at its option, Lessee may accept Equipment and Financed Items by electronic mail in accordance with this paragraph, in lieu of the execution and physical delivery of Acceptance Certificates provided for in paragraph (a) above. Subject to the terms and conditions set forth below, a Valid E-mail Acceptance Certificate shall constitute an original and authentic written Acceptance Certificate, duly executed and delivered by an authorized representative of Lessee. A "Valid E-mail Acceptance Certificate" means an electronic facsimile of an Acceptance Certificate in substantially the form of Exhibit D or Exhibit E (as applicable) properly completed and sent by an Authorized Lessee Representative from his or her Authorized Lessee E-mail Address to an Authorized Lessor E-mail Address by an electronic mail message confirming Lessee's acceptance of the Equipment or Financed Items described therein. Upon request, Lessor shall provide to Lessee electronic file copies of Exhibits D and E for Lessee's use under this paragraph. The Authorized Lessee Representatives and their corresponding Authorized Lessee E-mail Addresses and the Lessee Acceptance Confirmation Fax Number are as specified in Section 29 or as designated by Lessee in a written notice executed by a duly authorized officer of Lessee and delivered to Lessor in accordance with Section 29. The Authorized Lessor E-mail Address(es) are specified in Section 29. Lessee may unilaterally modify any of the Authorized Lessee Representatives and Authorized Lessee E-mail Addresses and the Lessee Acceptance Confirmation Fax Number by written notice of the modification executed by a duly authorized officer of Lessee and delivered to Lessor in accordance with Section 29. Lessor may unilaterally modify any Authorized Lessor E-mail Address by written notice of the modification executed by a duly authorized officer of Lessor and delivered to Lessee in accordance with Section
29. Upon Lessor's receipt of a Valid E-mail Acceptance Certificate from Lessee, Lessor shall transmit to Lessee by confirmed facsimile transmission to the Lessee Acceptance Confirmation Fax Number, a notice acknowledging Lessor's receipt of the Valid E-mail Acceptance Certificate from Lessee. A Valid E-mail Acceptance Certificate shall become effective and constitute Lessee's unconditional and irrevocable acceptance of the Equipment or Financed Items described therein, as of the Acceptance Date specified therein, at the end of the second business day following the day on which Lessor shall have transmitted such notice unless Lessee shall have delivered a written notice to Lessor in accordance with Section 29 revoking such Valid E-mail Acceptance Certificate prior to the end of such second business day. Lessor's transmission of such notice shall constitute Lessor's acknowledgement and acceptance of the Valid E-mail Acceptance Certificate. Lessee expressly waives any claim or defense that any Valid E-mail Acceptance Certificate which was sent and became effective in accordance with the above procedures does not constitute an original and authentic written Acceptance Certificate, duly executed and delivered by Lessee.

4. LESSEE'S END-OF-LEASE-TERM OPTIONS; AUTOMATIC EXTENSION. Lessee shall have the following options in respect of each Lease at the end of each of the Initial Term, any Renewal Term and any optional extension of the Initial Term or any Renewal Term:
   A. PURCHASE OPTION. Lessee may elect, by delivering to Lessor an End-of-Term Notice at least 90 days prior to the expiration of the Initial Term, any Renewal Term or any optional extension of the Initial Term or any Renewal Term, to purchase any or all Units of Equipment then subject to such Lease (other than items of Software that may not be sold by Lessor under the terms of any applicable License Agreement) for an amount equal to the Fair Market Value of such Units of Equipment as of the end of the Then Applicable Term, provided no Lessee Default shall have occurred and be continuing. In the event of such an election, Lessee shall pay such amount to Lessor, in immediately available funds, on or before the last day of the Then Applicable Term. If Lessee shall have so elected to purchase any of the Units of Equipment, shall have so paid the applicable purchase price and shall have fulfilled the terms and conditions of this Master Agreement, then on the last day of the Then Applicable Term (i) the Lease with respect to such Units of Equipment shall terminate and, except as provided in Section 27, Lessee shall be relieved of all of its obligations in favor of Lessor with respect to such Units of Equipment, and (ii) Lessor shall transfer all of its interest in such Units of Equipment to Lessee "AS IS, WHERE IS," without any warranty, express or implied, from Lessor, other than the absence of any liens or claims by or through Lessor. In the event Lessor and Lessee are unable to agree on the Fair Market Value of any Units of Equipment, Lessor shall, at Lessee's expense, select an independent appraiser to conclusively determine such amount.
   B. RENEWAL OPTION. Lessee may elect, by delivering to Lessor an End-of-Term Notice at least 90 days prior to the expiration of the Initial Term, any Renewal Term, or any optional extension of the Initial Term or any Renewal Term, to renew the Lease with respect to any or all Units of Equipment then subject to such Lease (other than items of Software that may not be re-released by Lessor under the terms of any applicable License Agreement) for an amount equal to the Fair Rental Value of such Units of Equipment as of the end of the Then Applicable Term. In the event of such an election, Lessee shall enter into a mutually agreeable renewal agreement with Lessor ("Renewal Agreement") on or before the last day of the Then Applicable Term confirming the Units of Equipment as to which the Lease is to be renewed, the period for which the Lease is to be renewed (the "Renewal Term"), and the amount of Rent and the times at which such Rent is to be payable during the Renewal Term. In the event Lessor and Lessee are unable to agree on the Fair Rental Value of any Units of Equipment, Lessor shall, at Lessee's expense, select an independent appraiser to conclusively determine such amount.
   C. RETURN. Lessee may elect, by delivering to Lessor an End-of-Term Notice at least 90 days prior to the expiration of the Initial Term, any Renewal Term or any optional extension of the Initial Term or any Renewal Term, to return any or all of the Units of Equipment then subject to such Lease in accordance with Section 9 of this Master Agreement.
   D. OPTIONAL EXTENSION. Lessee may elect, by omitting to deliver to Lessor an End-of-Term Notice at least 90 days prior to the expiration of the Initial Term or any Renewal Term, to extend the Initial Term or such Renewal Term, as the case may be. In that event, the Initial Term or such Renewal Term shall, without any additional notice or documentation, be automatically extended for successive calendar months with respect to all items of Equipment then subject to such Lease through the end of the calendar month falling at least 90 days after the date Lessee shall have delivered to Lessor an End-of-Term Notice with respect to such Lease. For each

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calendar month that the Then Applicable Term of such Lease is so extended,
Lessee shall pay to Lessor Rent in an amount equal to the monthly Rent payment in effect immediately prior to such extension (or the appropriate pro rata portion of the Rent payment then in effect in the case of Rent payable other than on a monthly basis), and all other provisions of this Master Agreement and the applicable Schedule shall continue to apply.
   If Lessee shall have delivered to Lessor an End-of-Term Notice with respect to a Lease, but shall have subsequently failed to comply with its obligations arising from its elections specified therein (E.G., Lessee shall have failed, on or before the last day of the Then Applicable Term (i) to pay Lessor the purchase price for Equipment to be purchased in accordance with Section 4.A above, (ii) to execute a Renewal Agreement with respect to Equipment as to which the Lease is to be renewed in accordance with Section 4.B above, or (iii) to return to Lessor Equipment to be returned in accordance with Section 4.C above), then the Then Applicable Term of such Lease shall, without any additional notice or documentation, be automatically extended for successive calendar months with respect to all items of Equipment as to which Lessee shall have so failed to comply with its obligations through the end of the calendar month in which Lessee shall have complied with such obligations. For each calendar month that the Then Applicable Term of any Lease is so extended, Lessee shall pay to Lessor Rent in an amount equal to the monthly Rent payment in effect immediately prior to such extension (or the appropriate pro rata portion of the Rent payment then in effect in the case of Rent payable other than on a monthly basis), and all other provisions of this Master Agreement and the applicable Schedule shall continue to apply. Notwithstanding any of the provisions of this Section 4 to the contrary, if any Lessee Default shall have occurred and be continuing at any time during the last 90 days of the Then Applicable Term of any Lease, Lessor may cancel any Renewal Term or optional or other automatic extension of the Then Applicable Term immediately upon written notice to Lessee.

5. RENT; LATE CHARGES; ADVANCE RENT. As rent ("Rent") for the Equipment under any Lease and the Financed Items under any Financing, Lessee agrees to pay the amounts specified in the applicable Schedule on the due dates specified in the applicable Schedule. Lessee agrees to pay Lessor interest on any Rent payment or other amount due hereunder that is not paid within 10 days of its due date, at the rate of 1-1/2% per month (or such lesser rate as is the maximum rate allowable under applicable law). Lessee shall pay to Lessor, with respect to each Lease or Financing, the Advance Rent specified on the applicable Schedule, if any. Any payment of Advance Rent shall be credited against the first Rent payment payable by Lessee under the applicable Schedule and any excess Advance Rent will be credited against the last Rent payment(s) payable by Lessee with respect to the Initial Term of the applicable Lease or Financing. Advance Rent shall be refunded to Lessee without interest only if Lessor declines to sign the applicable Schedule.

6. LEASES AND FINANCINGS NON-CANCELABLE; NET LEASES; WAIVER OF DEFENSES TO PAYMENT. IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT EACH LEASE AND FINANCING HEREUNDER SHALL BE NON-CANCELABLE, AND THAT EACH LEASE HEREUNDER IS A NET LEASE. LESSEE AGREES THAT IT HAS AN ABSOLUTE AND UNCONDITIONAL OBLIGATION TO PAY ALL RENT AND OTHER AMOUNTS WHEN DUE. LESSEE IS NOT ENTITLED TO ABATE OR REDUCE RENT OR ANY OTHER AMOUNT DUE, OR TO SET OFF ANY CHARGE AGAINST ANY SUCH AMOUNT. LESSEE HEREBY WAIVES ANY RECOUPMENT, CROSS-CLAIM, COUNTERCLAIM OR ANY OTHER DEFENSE AT LAW OR IN EQUITY TO ANY RENT PAYMENT OR OTHER AMOUNT DUE WITH RESPECT TO ANY LEASE OR FINANCING, WHETHER ANY SUCH DEFENSE ARISES OUT OF THIS MASTER AGREEMENT, ANY SCHEDULE, ANY CLAIM BY LESSEE AGAINST LESSOR, LESSOR'S ASSIGNEES OR SUPPLIER, OR OTHERWISE. IF THE EQUIPMENT OR ANY FINANCED ITEM IS NOT PROPERLY INSTALLED, DOES NOT OPERATE OR INTEGRATE AS REPRESENTED OR WARRANTED BY SUPPLIER OR IS UNSATISFACTORY FOR ANY REASON WHATSOEVER, LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER AND SHALL NEVERTHELESS PAY ALL SUMS DUE WITH RESPECT TO EACH LEASE AND EACH FINANCING.

7. ASSIGNMENT OF PURCHASE DOCUMENTS. Lessee assigns to Lessor all of Lessee's right, title and interest in and to (a) the Equipment described in each Schedule, and (b) the Purchase Documents relating to such Equipment. Such assignment of the Purchase Documents is an assignment of rights only; nothing in this Master Agreement shall be deemed to have relieved Lessee of any obligation or liability under any of the Purchase Documents, except that, as between Lessee and Lessor, Lessor shall pay for the Equipment within 30 days after Lessee's delivery to Lessor of a properly completed and executed Acceptance Certificate and all other documentation necessary to establish Lessee's acceptance of such Equipment under the related Lease. Lessee represents and warrants that it has reviewed and approved the Purchase Documents. In addition, if Lessor shall so request, Lessee shall deliver to Lessor a document acceptable to Lessor whereby Seller acknowledges and provides any required consent to such assignment. For the avoidance of doubt, Lessee covenants and agrees that it shall at all times during the Total Term of each Lease comply in all respects with the terms of any License Agreement relating to any Equipment leased thereunder. IT IS ALSO SPECIFICALLY UNDERSTOOD AND AGREED THAT NEITHER SUPPLIER NOR ANY SALESPERSON OF SUPPLIER IS AN AGENT OF LESSOR, NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER ANY TERMS OF THIS MASTER AGREEMENT OR ANY SCHEDULE.

8. ASSIGNMENT OF SUPPLIER WARRANTIES. To the extent permitted, Lessor hereby assigns to Lessee, for the Total Term of any Lease, all Equipment warranties provided by any Supplier in the applicable Purchase Documents. Lessee shall have the right to take any action it deems appropriate to enforce such warranties provided such enforcement is pursued in Lessee's name and at its expense. In the event Lessee is precluded from enforcing any such warranty in its name, Lessor shall, upon Lessee's request, take reasonable steps to enforce such warranty. In such circumstances, Lessee shall, promptly upon demand, reimburse Lessor for all out-of-pocket expenses incurred by Lessor in enforcing the Supplier warranty. Any recovery resulting from any such enforcement efforts shall be divided among Lessor and Lessee as their interests may appear.

9. EQUIPMENT RETURN REQUIREMENTS. On or before the last day of the Total Term of each Lease (and any other time Lessee is required to return Equipment to Lessor under the terms of this Master Agreement or any Schedule), Lessee shall pack the Equipment to be returned to Lessor in accordance with the manufacturer's guidelines and deliver such Equipment to Lessor at any destination within the continental United States designated by Lessor. In the case of any item of Software to be returned to Lessor, Lessee shall also deliver to Lessor the original Certificate of Authenticity issued by the licensor of such Software, if any. Alternatively, Lessee may deliver any such Certificate of Authenticity to Lessor on or at any time after the Acceptance Date for such Software. All dismantling, packaging, transportation, in-transit insurance and shipping charges shall be borne by Lessee. All Equipment shall be returned to Lessor in the same condition and working order as when delivered to Lessee, reasonable wear and tear excepted, and shall qualify for maintenance service by the Supplier at its then standard rates for Equipment of that age, if available. Lessee shall be responsible for, and shall reimburse Lessor promptly on demand for, any cost incurred by Lessor to qualify the Equipment for the Supplier's maintenance service or, if not available, to return the Equipment to good working condition.

10. EQUIPMENT USE AND MAINTENANCE. Lessee is solely responsible for the selection, installation, operation and maintenance of the Equipment and all costs related thereto, including shipping charges. Lessee shall at all times operate and maintain the Equipment in good working order, repair, condition and appearance, and in accordance with the manufacturer's specifications and recommendations. On reasonable prior notice to Lessee, Lessor and Lessor's agents shall have the right, during Lessee's normal business hours, to enter the premises where the Equipment is located for the purpose of inspecting the Equipment and observing its use. If Lessor shall have provided to Lessee any tags or identifying labels, Lessee shall, at its expense, affix and maintain in a prominent position on each item of Equipment such tags or labels to indicate Lessor's ownership of the Equipment. Except in the case of PC Equipment and Software, Lessee shall, at its expense, enter into and maintain and enforce at all times during the Total Term of each Lease a maintenance agreement to service and maintain the related Equipment, upon terms and with a provider reasonably acceptable to Lessor.

11. EQUIPMENT OWNERSHIP; LIENS; LOCATION. As between Lessor and Lessee, Lessor is the sole owner of the Equipment and has sole title thereto. Lessee shall not make any representation to any third-party inconsistent with Lessor's sole ownership of the Equipment. Lessee covenants that it will not pledge or encumber the Equipment or Lessor's interest in the Equipment in any manner whatsoever nor create or permit to exist any levy, lien or encumbrance thereof or thereon except those created by or through Lessor. The Equipment shall remain Lessor's personal property whether or not affixed to realty and shall not become a fixture or be made to become a part of any real property on which it is placed without Lessor's prior written consent. Lessee shall maintain the Equipment so that it may be removed from any building in which it is placed without any damage to the building or the Equipment. Lessee may relocate any Equipment from the Equipment Location

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specified in the applicable Schedule to another of its business locations within the United States upon prior written notice to Lessor specifying the new Equipment Location, provided Lessee remains in possession and control of the Equipment.

12. ALTERATIONS AND ADDITIONS TO EQUIPMENT. Lessee shall make no alterations or additions to the Equipment, except those that (a) will not void any warranty made by the Supplier of the Equipment, result in the creation of any security interest, lien or encumbrance on the Equipment or impair the value or use of the Equipment either at the time made or at the end of the Total Term of the applicable Lease, and that are readily removable without damage to the Equipment ("Optional Additions"), or (b) are required by any applicable law, regulation or order. All additions to the Equipment or repairs made to the Equipment, except Optional Additions, become a part thereof and Lessor's property at the time made; Optional Additions which have not been removed prior to the return of the Equipment shall become Lessor's property upon such return.

13. INSURANCE. Lessee agrees to keep the Equipment insured at Lessee's expense against all risks of loss from any cause whatsoever, including without limitation, theft and damage. Lessee agrees that such insurance shall name Lessor as a loss payee and cover not less than the Stipulated Loss Value of the Equipment. Lessee also agrees that it shall carry commercial general liability insurance in an amount not less than $2,000,000 total liability per occurrence and cause Lessor and its affiliates to be named additional insureds under such insurance. Each policy shall provide that the insurance cannot be canceled without at least 30 days prior written notice to Lessor. Lessee shall provide to Lessor (a) on or prior to the Acceptance Date for each Lease, and from time to time thereafter, certificates of insurance evidencing such insurance coverage throughout the Total Term of each Lease, and (b) upon Lessor's request, copies of the insurance policies. If Lessee fails to provide Lessor with such evidence, then Lessor will have the right, but not the obligation, to purchase such insurance protecting Lessor at Lessee's expense. Lessee's expense shall include the full premium paid for such insurance and any customary charges, costs or fees of Lessor. Lessee agrees to pay such amounts in substantially equal installments allocated to each Rent payment (plus interest on such amounts at the rate of 1-1/2% per month or such lesser rate as is the maximum rate allowable under applicable law).

14. RISK OF LOSS. In the event any Casualty Loss shall occur, on the next Rent payment date Lessee shall, at its option (a) pay Lessor the Stipulated Loss Value of the Equipment suffering the Casualty Loss, or (b) substitute and replace each item of Equipment suffering the Casualty Loss with an item of Substitute Equipment. If Lessee shall elect to pay the Stipulated Loss Value of the Equipment suffering a Casualty Loss, upon Lessor's receipt in full of such payment the applicable Lease shall terminate as it relates to such Equipment and, except as provided in Section 27, Lessee shall be relieved of all obligations under the applicable Lease as it relates to such Equipment. If Lessee shall elect to replace Equipment suffering a Casualty Loss with items of Substitute Equipment (i) the applicable Lease shall continue in full force and effect without any abatement of Rent with such Substitute Equipment thereafter being deemed to be Equipment leased thereunder, and (ii) Lessee shall deliver to Lessor a bill of sale or other documentation, in either case in form and substance satisfactory to Lessor, in which Lessee shall represent and warrant that it has transferred to Lessor good and marketable title to all Substitute Equipment, free and clear of all liens, encumbrances and claims of others. Upon Lessor's receipt of such payment of Stipulated Loss Value in full, or such bill of sale or other documentation, as the case may be, Lessor shall transfer to Lessee all of Lessor's interest in the Equipment suffering the Casualty Loss "AS IS, WHERE IS," without any warranty, express or implied, from Lessor, other than the absence of any liens or claims by or through Lessor. In the event of any repairable damage to any Equipment, the Lease shall continue with respect to such Equipment without any abatement of Rent and Lessee shall at its expense promptly cause such Equipment to be repaired to the condition it is required to be maintained in pursuant to Section 10. Lessee shall notify Lessor of any Casualty Loss or repairable damage to any Equipment as soon as reasonably practicable after the date of any such occurrence.

15. TAXES. Lessor shall report and pay all Taxes now or hereafter imposed or assessed by governmental body, agency or taxing authority upon the purchase, ownership, delivery, installation, leasing, rental, use or sale of the Equipment, the Rent or other charges payable hereunder, or otherwise upon or in connection with any Lease or Financing, whether assessed on Lessor or Lessee, other than any such Taxes required by law to be reported and paid by Lessee. Lessee shall promptly reimburse Lessor for all such Taxes paid by Lessor, together with any penalties or interest in connection therewith attributable to Lessee's acts or failure to act, excluding (a) Taxes on or measured by the overall gross or net income or items of tax preference of Lessor, (b) as to any Lease or the related Equipment, Taxes attributable to the period after the return of such Equipment to Lessor, and (c) Taxes imposed as a result of a sale or other transfer by Lessor of any portion of its interest in any Lease or Financing or in any Equipment except for a sale or other transfer to Lessee or a sale or other transfer occurring after and during the continuance of any Lessee Default.

16. GENERAL INDEMNITY. Lessee shall indemnify and hold harmless Lessor, its employees, officers, directors, agents and assignees and, if requested by Lessor, defend Lessor, its employees, officers, directors, agents and assignees, from and against any and all Claims arising directly or indirectly out of or in connection with any matter involving this Master Agreement, the Equipment or any Lease or Financing, including but not limited to (a) the selection, manufacture, purchase, acceptance, rejection, ownership, delivery, lease, financing, possession, maintenance, use, condition, return or operation of any Equipment or Financed Items or the enforcement of Lessor's rights under any Lease or Financing; (b) any latent defect or other defect in any Equipment or Financed Item, whether or not discoverable by Lessor or by Lessee; (c) any patent, trademark or copyright infringement involving any Equipment or Financed Item;
(d) the condition of any Equipment or Financed Item arising or existing at any time during the Total Term of any Lease or the Term of any Financing; and (e) any breach by Lessee of any representation, warranty or covenant contained in any Fundamental Agreement. Notwithstanding the foregoing, Lessee shall have no obligation to indemnify or defend against any Claim arising solely as a result of Lessor's gross negligence or willful misconduct.

17. TAX BENEFIT INDEMNITY. Each Lease is entered into on the assumption that Lessor is the owner of the Equipment for tax purposes and is entitled to certain federal and state tax benefits available to an owner of Equipment (collectively, "Tax Benefits"), including without limitation, accelerated cost recovery system deductions for 5-year property and deductions for interest incurred by Lessor to finance the purchase of Equipment available under the Code. Lessee represents, warrants and covenants to Lessor that (a) Lessee is not a tax-exempt entity (as defined in Section 168(h) of the Code), (b) all Equipment will be used solely within the United States, and (c) Lessee will take no position inconsistent with the assumption that Lessor is the owner of the Equipment for federal and state tax purposes. If, due to any act or omission of Lessee or any party acting through Lessee, or the breach or inaccuracy of any representation, warranty or covenant of Lessee contained in any Fundamental Agreement, Lessor reasonably determines that it cannot claim, is not allowed to claim, loses or must recapture any or all of the Tax Benefits otherwise available with respect to the Equipment subject to any Lease (a "Tax Loss"), then Lessee shall, promptly upon demand, pay to Lessor an amount sufficient to provide Lessor the same after-tax rate of return and aggregate after-tax cash flow through the end of the Then Applicable Term of such Lease that Lessor would have realized but for such Tax Loss.

18. COVENANT OF QUIET ENJOYMENT. So long as no Lessee Default exists, and no event shall have occurred and be continuing which, with the giving of notice or the passage of time or both, would constitute a Lessee Default, neither Lessor nor any party acting or claiming through Lessor, by assignment or otherwise, will disturb Lessee's quiet enjoyment of the Equipment during the Total Term of the related Lease.

19. DISCLAIMERS AND LESSEE WAIVERS. LESSEE LEASES THE EQUIPMENT FROM LESSOR "AS IS, WHERE IS". IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT (A) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 18, LESSOR MAKES ABSOLUTELY NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY, OPERATION, OR CONDITION OF ANY EQUIPMENT OR FINANCED ITEMS (OR ANY PART THEREOF), THE MERCHANTABILITY OR FITNESS OF EQUIPMENT OR FINANCED ITEMS FOR A PARTICULAR PURPOSE, OR ISSUES REGARDING PATENT INFRINGEMENT, TITLE AND THE LIKE; (B) LESSOR SHALL NOT BE DEEMED TO HAVE MADE, BE BOUND BY OR LIABLE FOR, ANY REPRESENTATION, WARRANTY OR PROMISE MADE BY THE SUPPLIER OF ANY EQUIPMENT OR FINANCED ITEMS (EVEN IF LESSOR IS AFFILIATED WITH SUCH SUPPLIER); (C) LESSOR SHALL NOT BE LIABLE FOR ANY FAILURE OF ANY EQUIPMENT OR FINANCED ITEMS OR ANY DELAY IN THE DELIVERY OR

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INSTALLATION THEREOF; (D) LESSEE HAS SELECTED ALL EQUIPMENT AND FINANCED ITEMS
WITHOUT LESSOR'S ASSISTANCE; AND (E) LESSOR IS NOT A MANUFACTURER OF ANY EQUIPMENT. IT IS FURTHER AGREED THAT LESSOR SHALL HAVE NO LIABILITY TO LESSEE, LESSEE'S CUSTOMERS, OR ANY THIRD PARTIES FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS MASTER AGREEMENT OR ANY SCHEDULE OR CONCERNING ANY EQUIPMENT OR FINANCED ITEMS, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR, EXCEPT TO THE EXTENT CONSTITUTING A LESSOR DEFAULT, LESSOR'S NEGLIGENCE; PROVIDED, HOWEVER, THAT NOTHING IN THIS MASTER AGREEMENT SHALL DEPRIVE LESSEE OF ANY RIGHTS IT MAY HAVE AGAINST ANY PERSON OTHER THAN LESSOR. LESSOR AND LESSEE AGREE THAT THE LEASES AND THE FINANCINGS SHALL BE GOVERNED BY THE EXPRESS PROVISIONS OF THIS MASTER AGREEMENT AND THE OTHER FUNDAMENTAL AGREEMENTS AND NOT BY THE CONFLICTING PROVISIONS OF ANY OTHERWISE APPLICABLE LAW. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UCC (INCLUDING, BUT NOT LIMITED TO, LESSEE'S RIGHTS, CLAIMS AND DEFENSES UNDER UCC SECTIONS 2A-303 AND 2A-508 THROUGH 2A-522) AND THOSE RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE, IN EITHER CASE THAT ARE INCONSISTENT WITH OR THAT WOULD LIMIT OR MODIFY LESSOR'S RIGHTS SET FORTH IN THIS MASTER AGREEMENT.

20. LESSEE WARRANTIES. Lessee represents, warrants and covenants to Lessor that:
(a) ALL EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (b) Lessee is duly organized, validly existing and in good standing under applicable law; (c) Lessee has the power and authority to enter into each of the Fundamental Agreements; (d) all Fundamental Agreements are enforceable against Lessee in accordance with their terms and do not violate or create a default under any instrument or agreement binding on Lessee; (e) there are no pending or threatened actions or proceedings before any court or administrative agency that could have a material adverse effect on Lessee or any Fundamental Agreement, unless such actions are disclosed to Lessor and consented to in writing by Lessor; (f) Lessee shall comply in all material respects with all laws and regulations the violation of which could have a material adverse effect upon the Equipment or Lessee's performance of its obligations under any Fundamental Agreement; (g) each Fundamental Agreement shall be effective against all creditors of Lessee under applicable law, including fraudulent conveyance and bulk transfer laws, and shall raise no presumption of fraud; and (h) all financial statements and other related information furnished by Lessee shall be prepared in accordance with generally accepted accounting principles and shall fairly present Lessee's financial position as of the dates given on such statements.

21. DEFAULT. Any of the following shall constitute a default by Lessee (a "Lessee Default") under this Master Agreement and all Leases and Financings: (a) Lessee fails to pay any Rent payment or any other amount payable to Lessor under this Master Agreement or any Schedule within 10 days after its due date; or (b) Lessee defaults on or breaches any of the other terms and conditions of any Material Agreement, and fails to cure such breach within 15 days after written notice thereof from Lessor; or (c) any representation or warranty made by Lessee in any Material Agreement proves to be incorrect in any material respect when made or reaffirmed; or (d) Lessee or Guarantor sells or otherwise disposes of all or substantially all of its assets, consolidates with or merges with or into any entity or incurs a substantial amount of indebtedness other than in the ordinary course of its business (unless consented to in advance by Lessor, which consent shall not be unreasonably withheld or delayed if Lessor determines that the criteria upon which the Lessor had originally approved Lessee for leasing would not be adversely changed as a result of the proposed merger or sale of substantially all of its assets); or (e) Lessee or Guarantor dissolves or otherwise terminates its existence, ceases to do business, or becomes insolvent or fails generally to pay its debts as they become due; or (f) any Equipment is levied against, seized or attached; or (g) Lessee or Guarantor makes an assignment for the benefit of creditors; or (h) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency or receivership law is filed by or against Lessee or Guarantor (and, if such proceeding is involuntary, it is not dismissed within 60 days after the filing thereof) or Lessee or Guarantor takes any action to authorize any of the foregoing matters; or (i) any letter of credit or guaranty issued in support of a Lease or Financing is revoked, breached, cancelled or terminated (unless consented to in advance by Lessor); or (j) any Guarantor fails to fulfil its obligations in favor of Lessor pursuant to its guaranty.
   Any of the following shall constitute a default by Lessor (a "Lessor Default") under this Master Agreement and (i) the applicable Lease(s) or Financing(s) in the case of a Lessor Default described in clauses (w) or (x) below, or (ii) all Leases and Financings in the case of a Lessor Default described in clauses (y) or (z) below: (w) Lessor breaches its covenant of quiet enjoyment set forth in Section 18 and fails or is unable to cure such breach within 10 days after written notice thereof from Lessee; or (x) Lessor fails to pay Seller (or in the case of Financed Items, Lessee or such other party as Lessee or Seller shall have directed in writing) for any Equipment or Financed Items within 30 days after Lessor's receipt of a properly completed and executed Acceptance Certificate and all other documentation necessary to establish Lessee's acceptance of such Equipment or Financed Items under a Lease or Financing, respectively, and such failure continues for more than 10 days after written notice thereof from Lessee; or (y) Lessor makes an assignment for the benefit of creditors; or (z) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency or receivership law is filed by or against Lessor (and, if such proceeding is involuntary, it is not dismissed within 60 days after the filing thereof).

22. REMEDIES. If a Lessee Default occurs, Lessor may, in its sole discretion, exercise one or more of the following remedies: (a) declare all amounts due and to become due under any or all Leases and Financings to be immediately due and payable; or (b) terminate this Master Agreement or any Lease or Financing; or
(c) take possession of, or render unusable, any Equipment wherever the Equipment may be located, without demand or notice and without any court order or other process of law in accordance with Lessee's reasonable security procedures, and no such action shall constitute a termination of any Lease; or (d) require Lessee to deliver the Equipment to a location specified by Lessor; or (e) declare the Stipulated Loss Value for any or all Equipment to be due and payable as liquidated damages for loss of a bargain and not as a penalty and in lieu of any further Rent payments under the applicable Lease or Leases; or (f) proceed by court action to enforce performance by Lessee of any Lease or Financing and/or to recover all damages and expenses incurred by Lessor by reason of any Lessee Default; or (g) terminate any other agreement that Lessor may have with Lessee; or (h) exercise any other right or remedy available to Lessor at law or in equity. Also, Lessee shall pay Lessor all costs and expenses that Lessor may incur to maintain, safeguard or preserve the Equipment, and other expenses incurred by Lessor in enforcing any of the terms, conditions or provisions of this Master Agreement (including reasonable legal fees and collection agency costs). Upon repossession or surrender of any Equipment, Lessor shall lease, sell or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and at public or private sale, and apply the net proceeds thereof to the amounts owed to Lessor hereunder, but only after deducting (i) in the case of a sale, the estimated Fair Market Value of the Equipment sold as of the scheduled expiration of the Then Applicable Term of the related Lease, (ii) in the case of a lease, the rent due for any period beyond the scheduled expiration of the Then Applicable Term of the related Lease, and (iii) in either case, all expenses (including reasonable legal fees and costs) reasonably incurred by Lessor in connection therewith; provided, however, that Lessee shall remain liable to Lessor for any deficiency that remains after any sale or lease of such Equipment. Any proceeds of any sale or lease of such Equipment in excess of the amounts owed to Lessor hereunder shall be retained by Lessor. Lessee agrees that with respect to any notice of a sale required by law to be given, 10 days' notice shall constitute reasonable notice. Upon payment of all past due Rent and the Stipulated Loss Value as provided in clause (e) above, together with interest at the rate of 1-1/2% per month (or such lesser rate as is the maximum rate allowable under applicable law) from the date declared due until paid, Lessor will transfer to Lessee all of Lessor's interest in the Equipment for which such Rent and Stipulated Loss Value has been paid, which transfer shall be on an "AS IS, WHERE IS" basis, without any warranty, express or implied, from Lessor, other than the absence of any liens or claims by or through Lessor. These remedies are cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time, provided, however, that the intent of the cumulative remedy hereunder is to make Lessor whole, as if no Lessee Default had occurred, and not to penalize Lessee with duplicative or multiple remedies.
   If a Lessor Default occurs, Lessee's sole and exclusive remedy shall be to recover by appropriate legal proceedings any direct damages suffered by Lessee as a result of such Lessor Default and any reasonable and necessary expenses (including, without limitation, court costs and reasonable legal fees) incurred by Lessee in connection therewith.

23. PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to perform any of its obligations hereunder, Lessor may perform any act or make any payment that Lessor deems reasonably necessary for the maintenance and preservation of the Equipment and Lessor's interests therein; provided, however, that the performance of any act or payment by Lessor shall not be deemed a waiver of, or release Lessee from, the obligation at issue. All sums so paid by Lessor, together with expenses (including legal fees and costs) incurred by Lessor in connection therewith, shall be paid to Lessor by Lessee immediately upon demand.

24. TRUE LEASE; SECURITY INTEREST; MAXIMUM RATE. Each Lease is intended to be a "Finance Lease" as defined in Article 2A of the UCC, and Lessee hereby authorizes Lessor to file a financing statement to give public notice of Lessor's ownership of the Equipment. Lessee, by its execution of each Schedule, acknowledges that Lessor has informed it that (a) the identity of Seller is set forth in the applicable Schedule, (b) Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor in connection with, or as a part of, the applicable Purchase Documents, and (c) Lessee may communicate with Seller and receive an accurate and complete statement of the promises and warranties, including any disclaimers and limitations of them or of remedies. If (i) notwithstanding the express intention of Lessor and Lessee to enter into a true lease, any Lease is ever deemed by a court of competent jurisdiction to be a lease intended for security, or (ii) Lessor and Lessee enter into a Lease with the intention that it be treated as a lease intended as security by so providing in the applicable Schedule, or (iii) Lessor and Lessee enter into a Financing, then to secure payment and performance of Lessee's obligations under this Master Agreement and all Leases and Financings, Lessee hereby grants Lessor a purchase money security interest in the related Equipment and Financed Items and in all attachments, accessories, additions, substitutions, products, replacements, rentals and proceeds (including, without limitation, insurance proceeds) thereto as well as a security interest in any other equipment financed pursuant to this Master Agreement or any other agreement between Lessor and Lessee (collectively, the "Collateral"). In any such event, notwithstanding any provisions contained in this Master Agreement or in any Schedule, neither Lessor nor any Assignee shall be entitled to receive, collect or apply as interest any amount in excess of the maximum rate or amount permitted by applicable law. In the event Lessor or any Assignee ever receives, collects or applies as interest any amount in excess of the maximum amount permitted by applicable law, such excess amount shall be applied to the unpaid principal balance and any remaining excess shall be refunded to Lessee. In determining whether the interest paid or payable under any specific contingency exceeds the maximum rate or amount permitted by applicable law, Lessor and Lessee shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as an expense or fee rather than as interest, exclude voluntary prepayments and the effect thereof, and spread the total amount of interest over the entire term of this Master Agreement and all Leases and Financings.

25. ASSIGNMENT. Lessor shall have the unqualified right to sell, assign, pledge, transfer, mortgage or otherwise convey any part of its interest in this Master Agreement, any Schedule or any Equipment, in whole or in part, without prior notice to or the consent of Lessee. If any Lease is assigned, Lessee shall (a) unless otherwise specified by Lessor and the Assignee, pay all amounts due under the applicable Schedule to such Assignee, notwithstanding any defense, setoff or counterclaim whatsoever that Lessee may have against Lessor or Assignee; (b) not permit the applicable Schedule to be amended or the terms thereof waived without the prior written consent of the Assignee; (c) not require the Assignee to perform any obligations of Lessor, other than those that are expressly assumed in writing by such Assignee provided, however that Lessor will retain all such obligations not expressly assumed in writing by Assignee and shall use its reasonable best efforts to service and administer the Schedule so as to preserve the rights of Lessee under Section 18; and (d) execute such acknowledgments thereto as may be requested by Lessor or the Assignee. It is further agreed that
(i) each Assignee shall be entitled to all of Lessor's rights, powers and privileges under the applicable Lease or Financing, to the extent assigned; (ii) any Assignee may reassign its rights and interests under the applicable Lease or Financing with the same force and effect as the assignment described herein; and
(iii) any payments received by the Assignee from Lessee with respect to the assigned portion of the Lease or Financing shall, to the extent thereof, discharge the obligations of Lessee to Lessor with respect to the assigned portion of the Lease or Financing. Lessee acknowledges that any assignment or transfer by Lessor or any Assignee shall not materially change Lessee's obligations under the assigned Lease or Financing.
      Upon Lessor's prior written consent, which shall not be unreasonably withheld, Lessee may sublet the Equipment to another end user other than another leasing company or other competitor of Lessor. No such sublease shall relieve Lessee of its obligations under the Lease and Lessee shall be responsible for all costs and expenses associated with such sublease, including, without limitation, additional Taxes or any Tax Loss suffered by Lessor. Lessee may permit use of the Equipment by its affiliates or independent contractors at the Equipment Location provided it does not relinquish possession and control of the Equipment. Lessee may not assign, transfer or otherwise dispose of this Master Agreement, any Lease or Financing, any Equipment or any interest therein except to the extent as provided for in Section 21(d) of this Master Agreement.

26. FURTHER ASSURANCES. Lessee agrees to promptly execute and deliver to Lessor such further documents and take such further action as Lessor may require in order to more effectively carry out the intent and purpose of this Master Agreement and any Schedule. Without limiting the generality of the foregoing, Lessee agrees (a) to furnish to Lessor from time to time, its certified financial statements, officer's certificates and appropriate resolutions, opinions of counsel and such other information and documents as Lessor may reasonably request, and (b) to execute and timely deliver to Lessor any financing statements or other documents that Lessor deems necessary to perfect or protect Lessor's security interest in the Collateral or to evidence Lessor's interest in the Equipment. If Lessee fails to execute any document referred to in clause (b) of the preceding sentence, Lessor or Lessor's agent is hereby authorized to sign and file the same as Lessee's agent. It is also agreed that Lessor or Lessor's agent may file as a financing statement, any lease document (or copy thereof, where permitted by law) that Lessor deems appropriate to perfect or protect Lessor's security interest in the Collateral or to evidence Lessor's interest in the Equipment. Upon demand, Lessee will promptly reimburse Lessor for any filing or recordation fees or expenses (including legal fees and costs) incurred by Lessor in perfecting or protecting its interests in the Equipment.

27. TERM OF MASTER AGREEMENT; SURVIVAL. This Master Agreement shall commence and be effective upon the execution hereof by both parties and shall continue in effect until terminated by either party by 30 days' prior written notice to the other. However, no termination of this Master Agreement pursuant to the preceding sentence shall be effective with respect to any Lease or Financing that commenced prior to such termination until the expiration or termination of such Lease or Financing and the satisfaction by Lessee and Lessor of all of their obligations hereunder with respect thereto. All representations, warranties and covenants made by Lessee and Lessor hereunder shall survive the termination of this Master Agreement and shall remain in full force and effect. All of Lessor's rights, privileges and indemnities under this Master Agreement or any Lease or Financing, to the extent they are fairly attributable to events or conditions occurring or existing on or prior to the expiration or termination of such Lease or Financing, shall survive such expiration or termination and be enforceable by Lessor and Lessor's successors and assigns.

28. WAIVER OF JURY TRIAL. LESSEE AND LESSOR HEREBY EXPRESSLY WAIVE ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY LESSOR OR LESSEE IN CONNECTION WITH THIS MASTER AGREEMENT OR ANY FUNDAMENTAL AGREEMENT.

29. NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Master Agreement or any other Fundamental Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed via certified mail or a nationally recognized overnight courier service, or sent by confirmed facsimile transmission, addressed as follows (or such other address or fax number as either party shall so notify the other):

IF TO LESSOR:

Compaq Financial Services Corporation
420 Mountain Avenue
P.O. Box 6
Murray Hill, New Jersey 07974-0006
Attn:  Director of Operations, North America
Fax:  (908) 898-4109
Authorized Lessor E-mail Address:  electronicacceptance@compaq.com

IF TO LESSEE:

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Attn:
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Fax:
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Authorized Lessee Representatives and Authorized Lessee E-mail Addresses:

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Lessee Acceptance Confirmation Fax Number:
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30. MISCELLANEOUS.
(A) GOVERNING LAW. THIS MASTER AGREEMENT AND EACH LEASE AND FINANCING SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY.
(B) CONSENT TO JURISDICTION. Lessor and Lessee consent to the jurisdiction of any local, state or Federal court located within the State of New Jersey, and waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in any such court.
(C) CREDIT REVIEW. Lessee consents to a reasonable credit review by Lessor for each Lease and Financing. (D) CAPTIONS AND REFERENCES. The captions contained in this Master Agreement and any Schedule are for convenience only and shall not affect the interpretation of this Master Agreement. All references in this Master Agreement to Sections and Exhibits refer to Sections hereof and Exhibits hereto unless otherwise indicated.
(E) ENTIRE AGREEMENT; AMENDMENTS. This Master Agreement and all other Fundamental Agreements executed by both Lessor and Lessee constitute the entire agreement between Lessor and Lessee relating to the leasing of the Equipment and the financing of Financed Items, and supersede all prior agreements relating thereto, whether written or oral, and may not be amended or modified except in a writing signed by the parties hereto. (F) NO WAIVER. Any failure of Lessor to require strict performance by Lessee, or any written waiver by Lessor of any provision hereof, shall not constitute consent or waiver of any other breach of the same or any other provision hereof.
(G) LESSOR AFFILIATES. Lessee understands and agrees that Compaq Financial Services Corporation or any affiliate or subsidiary thereof may, as lessor, execute Advance Pricing Agreements and Schedules under this Master Agreement, in which event the terms and conditions of the applicable Advance Pricing Agreement or Schedule and this Master Agreement as it relates to the lessor under such Advance Pricing Agreement or Schedule shall be binding upon and shall inure to the benefit of such entity executing such Advance Pricing Agreement or Schedule as lessor, as well as any successors or assigns of such entity.
(H) INVALIDITY. If any provision of this Master Agreement or any Schedule shall be prohibited by or invalid under law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Master Agreement or such Schedule.
(I) COUNTERPARTS. This Master Agreement may be executed in counterparts, which collectively shall constitute one document.
(J) LESSOR RELIANCE. Lessor may act in reliance upon any instruction, instrument or signature reasonably believed by Lessor in good faith to be genuine. Lessor may assume that any employee of Lessee who executes any document or gives any written notice, request or instruction has the authority to do so.

31. DEFINITIONS. All capitalized terms used in this Master Agreement have the meanings set forth below or in the Sections of this Master Agreement referred to below:
   "ACCEPTANCE DATE" means, as to any Lease or Financing, the date Lessee shall have accepted the Equipment or Financed Items subject to such Lease or Financing in accordance with Section 3.
   "ADVANCE PRICING AGREEMENT" means an Advance Pricing Agreement executed by Lessor and Lessee pursuant to Section 2.B.
   "ADVANCE RENT" means, as to any Lease, Rent paid by Lessee in advance of the Acceptance Date for the related Equipment or otherwise intended to be treated as "Advance Rent" under this Master Agreement and the applicable Schedule.
   "AMOUNT AVAILABLE" has the meaning specified in an Advance Pricing Agreement. "ASSIGNEE" means any assignee of all or any portion of Lessor's interest in this Master Agreement, any Schedule or any Equipment, whether such assignee received the assignment of such interest from Lessor or a previous assignee of such interest.
   "CASUALTY LOSS" means, with respect to any Equipment, the condemnation, taking, loss, destruction, theft or damage beyond repair of such Equipment.
   "CASUALTY VALUE" means, as to any Equipment, an amount determined as of the date of the Casualty Loss or Lessee Default in question pursuant to a "Table of Casualty Values" attached to the applicable Schedule or, if no "Table of Casualty Values" is attached to the applicable Schedule, an amount equal to the sum of (i) the present value as of the date of the Casualty Loss or Lessee Default in question (discounted at 5% per annum, compounded monthly) of all Rent payments payable after such date through the scheduled date of expiration of the Then Applicable Term, plus (ii) the present value as of the date of the Casualty Loss or Lessee Default in question (discounted at 5% per annum, compounded monthly, from the scheduled date of expiration of the Then Applicable Term) of an amount determined by multiplying the applicable casualty percentage specified below by the Total Cost of such Equipment. The applicable casualty percentage shall be 35% for Equipment having an Initial Term of less than 24 months; 30% for Equipment having an Initial Term of 24 months or greater, but less than 36 months; 25% for Equipment having an Initial Term of 36 months or greater, but less than 48 months; and 20% for Equipment having an Initial Term of 48 months or greater.
   "CLAIMS" means all claims, actions, suits, proceedings, costs, expenses (including, without limitation, court costs, witness fees and attorneys' fees), damages, obligations, judgments, orders, penalties, fines, injuries, liabilities and losses, including, without limitation, actions based on Lessor's strict liability in tort.
   "CODE" means the Internal Revenue Code of 1986, as amended.
   "COLLATERAL" has the meaning specified in Section 24.
   "COMMITMENT PERIOD" means the period during which Lessor will purchase Equipment and fund Financed Items and enter into a Lease or Financing of the same with Lessee pursuant to Section 2.B and an Advance Pricing Agreement at the rates set forth in such Advance Pricing Agreement, which period shall be specified in such Advance Pricing Agreement.
   "CONSOLIDATING SCHEDULE" has the meaning specified in Section 2.B(d). "CONSOLIDATION PERIOD" has the meaning specified in an Advance Pricing
Agreement.
   "DAILY RENT" means, as to any Lease or Financing, an amount equal to the per diem Rent payable under the applicable Schedule (calculated on the basis of a 360 day year and 30 day months).
   "END-OF-TERM NOTICE" means, as to any Lease, a written notice delivered by Lessee to Lessor at least 90 days prior to the end of the Initial Term, any Renewal Term or any optional extension of the Initial Term or any Renewal *Term setting forth Lessee's elections pursuant to Section 4 with respect to the Equipment subject to such Lease. Each End-of-Term Notice shall specify with particularity the Units of Equipment to be purchased by Lessee (if any), as to which the Lease is to be renewed (if any) and that are to be returned to Lessor (if any).
   "EQUIPMENT LOCATION" means, as to any Equipment, the address at which such Equipment is located from time to time, as originally specified in the applicable Schedule and as subsequently specified in a notice delivered to Lessor pursuant to Section 11, if applicable.
   "EQUIPMENT" has the meaning specified in Section 1.
   "FAIR MARKET VALUE" means the total price that would be paid for any specified Equipment in an arm's length transaction between an informed and willing buyer (other than a used equipment dealer) under no compulsion to buy and an informed and willing seller under no compulsion to sell. Such total price shall not be reduced by the costs of removing such Equipment from its current location or moving it to a new location.
   "FAIR RENTAL VALUE" means the amount of periodic rent that would be payable for any specified Equipment in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, neither under compulsion to lease. Such amount shall not be reduced by the costs of removing such Equipment from its current location or moving it to a new location.
   "FINAL INVOICE AMOUNT" has the meaning set forth in Section 2.A (c). "FINANCED ITEM" has the meaning specified in Section 1.

   "FINANCING" has the meaning specified in Section 1.
   "FIRST PAYMENT DATE" means, as to any Lease or Financing, the date the first Rent payment with respect to the Initial Term of such Lease or the Term of such Financing (as applicable) is due, as determined pursuant to the terms of the applicable Schedule.
   "FUNDAMENTAL AGREEMENTS" means, collectively, this Master Agreement, each Advance Pricing Agreement, each Schedule and Acceptance Certificate and all other related instruments and documents.
   "FUNDING DATE" means, with respect to any Financed Item, the date Lessor makes funds available to the Seller of such Financed Item to pay for the same or to Lessee to reimburse Lessee for its payment of the same.
   "GUARANTOR" means any guarantor of all or any portion of Lessee's obligations under this Master Agreement or any Lease or Financing.
   "HARDWARE" means items of tangible equipment.
   "INITIAL TERM" means, as to any Lease, the initial term thereof as specified in the related Schedule.
   "LEASE" has the meaning specified in Section 1.
   "LESSEE" has the meaning specified in the preamble hereof.
   "LESSEE DEFAULT" has the meaning specified in Section 21.
   "LESSOR" has the meaning specified in the preamble hereof.
   "LESSOR DEFAULT" has the meaning specified in Section 21.
   "LICENSE AGREEMENT" means any license agreement or other document granting the purchaser the right to use Software or any technical information, confidential business information or other documentation relating to Hardware or Software, as amended, modified or supplemented by any other agreement between the licensor and Lessor.
   "MASTER AGREEMENT" has the meaning specified in the preamble hereof. "MATERIAL AGREEMENTS" means, collectively, all Fundamental Agreements, all other material agreements by and between Lessor and Lessee, and any application for credit, financial statement, or financial data required to be provided by Lessee in connection with any Lease or Financing.
   "OPTIONAL ADDITIONS" has the meaning specified in Section 12.
   "PC EQUIPMENT" means, collectively, personal computers (e.g., workstations, desktops and notebooks) and related items of peripheral equipment
(e.g., monitors, printers and docking stations).
   "PURCHASE DOCUMENTS" means, as to any Equipment, any purchase order, contract, bill of sale, License Agreement, invoice and/or other documents that Lessee has, at any time, approved, agreed to be bound by or entered into with any Supplier of such Equipment relating to the purchase, ownership, use or warranty of such Equipment.
   "RENEWAL AGREEMENT" has the meaning specified in Section 4.
   "RENEWAL TERM" has the meaning specified in Section 4.
   "RENT" has the meaning specified in Section 5.
   "SCHEDULE" means, unless the context shall otherwise require (a) in the case of a Lease or Financing commenced pursuant to Section 2.A, a Schedule executed by Lessor and Lessee pursuant to Section 2.A(a), and (b) in the case of a Lease or Financing commenced pursuant to Section 2.B, (i) prior to Lessee's execution and delivery to Lessor of a Consolidating Schedule pursuant to Section 2.B(d) relating to such Lease or Financing, the applicable Certificate of Acceptance together with the applicable Advance Pricing Agreement, and (ii) from and after Lessee's execution and delivery to Lessor of a Consolidating Schedule pursuant to Section 2.B(d) relating to such Lease or Financing, such Consolidating Schedule.
   "SELLER" means, as to any Equipment, the seller of such Equipment, and as to any Financed Item, the provider thereof, in either case as specified in the applicable Schedule.
   "SOFTWARE" means copies of computer software programs owned or licensed by Lessor.
   "STIPULATED LOSS VALUE" means, as to any Equipment, an amount equal to the sum of (i) all Rent and other amounts due and owing with respect to such Equipment as of the date of payment of such amount, plus (ii) the Casualty Value of such Equipment.
   "SUBSTITUTE EQUIPMENT" means, as to any item of Hardware or Software subject to a Lease, a substantially equivalent or better item of Hardware or Software having equal or greater capabilities and equal or greater Fair Market Value manufactured or licensed by the same manufacturer or licensor as such item of Hardware or Software subject to a Lease. The determination of whether any item of Equipment is substantially equivalent or better than an item of Equipment subject to a Lease shall be based on all relevant facts and circumstances, but shall minimally require, in the case of a computer, that each of processor, hard-drive, random access memory and CD ROM drive, if applicable, be equivalent or better.
   "SUPPLIER" means (a) as to any Equipment, the Seller and the manufacturer or licensor of such Equipment collectively, or where the context requires, any of them, and (b) as to any Financed Item, the Seller thereof.
   "SYSTEM SOFTWARE" means an item of Software that is pre-loaded on an item of Hardware purchased by Lessor for lease hereunder for which the relevant Purchase Documents specify no purchase price separate from the aggregate purchase price specified for such items of Hardware and Software.
   "TAXES" means all license and registration fees and all taxes, fees, levies, imposts, duties, assessments, charges and withholding of any nature whatsoever, however designated (including, without limitation, any value added, transfer, sales, use, gross receipts, business, occupation, excise, personal property, real property, stamp or other taxes).
   "TAX BENEFITS" has the meaning specified in Section 17. "TAX LOSS" has the meaning specified in Section 17.
   "TERM" means, as to any Financing, the term thereof as specified in the related Schedule.
   "THEN APPLICABLE TERM" means, as to any Lease, the term of the Lease in effect at the time of determination, whether it be the Initial Term, any Renewal Term or any optional or other automatic extension of the Initial Term or any Renewal Term pursuant to Section 4.
   "TOTAL COST" means (a) as to any Lease, the total acquisition cost to Lessor of the Equipment subject to such Lease as set forth in the applicable Purchase Documents, including related delivery, installation, taxes and other charges which Lessor has agreed to pay and treat as a portion of such acquisition cost, if any, and (b) as to any Financing, the total amount of the Financed Items subject to such Financing.
   "TOTAL TERM" means, as to any Lease, the aggregate term of such Lease, including the Initial Term, any Renewal Term and any optional or other automatic extension of the Initial Term or any Renewal Term pursuant to Section 4.
   "UCC" means the Uniform Commercial Code as enacted and in effect in any applicable jurisdiction.
   "UNIT OF EQUIPMENT" means, as to the Equipment leased pursuant to any Schedule (a) each individual item of PC Equipment leased pursuant to such Schedule, and (b) all Equipment leased pursuant to such Schedule other than PC Equipment taken as a whole.
   "VALID E-MAIL ACCEPTANCE CERTIFICATE" has the meaning specified in Section 3(b).

32. LESSEE ACKNOWLEDGES THAT NEITHER THIS MASTER AGREEMENT NOR ANY OTHER FUNDAMENTAL AGREEMENT MAY BE AMENDED OR MODIFIED EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE. LESSEE INITIALS: TEB.

IN WITNESS WHEREOF, LESSOR AND LESSEE HAVE EXECUTED THIS MASTER AGREEMENT ON THE DATES SPECIFIED BELOW.

LESSOR:

COMPAQ FINANCIAL SERVICES CORPORATION

BY: /S/ LEE D. EBERDING
   ---------------------------------------

   Lee D. Eberding, Director, Operations
------------------------------------------
            NAME AND TITLE

               10/2/00
------------------------------------------
                DATE



LESSEE: LIVEPERSON, INC.

------------------------------------------


BY: /S/ TIMOTHY E. BIXBY
    --------------------------------------

   Timothy E. Bixby, EVP/CFO
------------------------------------------
            NAME AND TITLE

             9/27/00
------------------------------------------
                DATE

                                                   EXHIBIT A TO MASTER AGREEMENT

      COUNTERPART NO. _______ OF _______. TO THE EXTENT THAT THIS SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED ON THE UCC), NO SECURITY INTEREST IN
     THIS SCHEDULE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                                   Master Agreement Number _____
                                                   Schedule Number _____

                      MASTER LEASE AND FINANCING AGREEMENT
                                    SCHEDULE

      Compaq Financial Services Corporation ("Lessor") and________________ ("Lessee") are parties to the Master Lease and Financing Agreement identified by the Master Agreement Number specified above (the "Master Agreement"). This Schedule (which shall be identified by the Schedule Number specified above) and the Master Agreement together comprise a separate Lease, a separate Financing or a separate Lease and a separate Financing, as the case may be, between the parties. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Schedule. All capitalized terms used in this Schedule without definition have the meanings ascribed to them in the Master Agreement.

1.  LEASE.
    A.   DESCRIPTION OF ITEMS OF LEASED EQUIPMENT            TOTAL COST





    B. INITIAL TERM: ____ Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified in Section 3 below) in which the Acceptance Date occurs).

2.  FINANCING.
    A.   DESCRIPTION OF FINANCED ITEMS                       TOTAL COST



    B. TERM: ____ Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified on Section 3 below) in which the Acceptance Date occurs).

3.  RENT:
    For Lease: ____________________
    For Financing:  ________________
    Total Rent:  ___________________

    RENT IS PAYABLE:    ___in advance   ___in arrears (check one)
                        ___monthly      ___quarterly (check one)

    Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in advance, or (b) on the last day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in arrears, the Rent payment specified above for the length of the Initial Term in the case of a Lease and for the length of the Term in the case of a Financing. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the month or quarter (as applicable) in which the Acceptance Date occurs. However, if Rent is payable in advance and if the Acceptance Date falls on the first day of a month or quarter (as applicable), that date shall be the First Payment Date. In addition, on the First Payment Date Lessee shall also pay Lessor (a) in the case of Leases an amount equal to the Daily Rent multiplied by (i) 15 days if Rent is payable monthly or (ii) 45 days if Rent is payable quarterly; or
    (b) in the case of Financings an amount equal to the Daily Rent multiplied by the number of days from and including the Funding Date up to but excluding the first day of the month or quarter (as applicable) in which the First Payment Date occurs.

4.  ADVANCE RENT: _______________________

5. PRICING EXPIRATION DATE: ____________. Lessor's obligation to purchase and lease the Equipment or fund and finance the Financed Items is subject to the Acceptance Date being on or before the Pricing Expiration Date.

6.  EQUIPMENT LOCATION:________________________________________________________.

7.  SELLER:____________________________________________________________________.

8.  ADDITIONAL PROVISIONS:_____________________________________________________

    ---------------------------------------------------------------------------.

LESSOR AGREES TO LEASE TO LESSEE AND LESSEE AGREES TO LEASE FROM LESSOR THE EQUIPMENT DESCRIBED IN SECTION 1.A ABOVE, IF ANY, AND LESSOR AND LESSEE AGREE TO ENTER INTO A FINANCING OF THE FINANCED ITEMS DESCRIBED IN SECTION 2.A ABOVE, IF ANY. SUCH LEASE AND/OR FINANCING WILL BE GOVERNED BY THE MASTER AGREEMENT AND THIS SCHEDULE, INCLUDING THE IMPORTANT ADDITIONAL TERMS AND CONDITIONS SET FORTH ABOVE. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE AND THE MASTER AGREEMENT, THE TERMS OF THIS SCHEDULE SHALL GOVERN.

LESSEE:                                    LESSOR:

_________________________________          COMPAQ FINANCIAL SERVICES CORPORATION

BY:______________________________          BY: _________________________________

_________________________________          _____________________________________
NAME AND TITLE                             NAME AND TITLE

_________________________________          _____________________________________
DATE                                       DATE

                                                   EXHIBIT B TO MASTER AGREEMENT
                                              Master Agreement Number ________
                                                           APA Number ________

                            ADVANCE PRICING AGREEMENT

______Compaq Financial Services Corporation ("Lessor") and________________ ("Lessee") are parties to the Master Lease and Financing Agreement identified by the Master Agreement Number specified above (the "Master Agreement"). This Advance Pricing Agreement (which shall be identified by the APA Number specified above) is being entered into by Lessor and Lessee for the purpose specified in
Section 2.B of the Master Agreement and supersedes any Advancing Pricing Agreement previously entered into by Lessor and Lessee pursuant thereto with respect to Leases and Financings commencing during the Commitment Period specified in Section 1 below. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Advance Pricing Agreement. All capitalized terms used in this Advance Pricing Agreement without definition have the meanings ascribed to them in the Master Agreement.

1. COMMITMENT PERIOD. Lessee may enter into Leases and Financings with Lessor pursuant to either Section 2.A of the Master Agreement or Section 2.B of the Master Agreement and this Advance Pricing Agreement during the period beginning on ___________________ and ending on __________________ (the "Commitment
Period").

2. AMOUNT AVAILABLE. The aggregate Total Cost of Equipment to be subject to such Leases and Financed Items to be subject to such Financings shall not exceed $ _____________ ("Amount Available") without Lessor's consent, which consent shall be evidenced either by a writing executed by Lessor or by Lessor's funding during the Commitment Period of Leases, Financings, or both in an aggregate amount exceeding such Amount Available.

3. CONSOLIDATION PERIOD. All Leases and Financings commencing during each [calendar month] [calendar quarter] or portion thereof ending during the Commitment Period (a "Consolidation Period") shall be consolidated into a single Consolidating Schedule in accordance with Section 2.B (d) of the Master Agreement.

4. LEASES. Set forth below is a description of the type(s) of Equipment that may be leased pursuant to this Advance Pricing Agreement, the times at which Rent is payable and the length of the Initial Term of each Lease that is commenced pursuant hereto, and the Lease rate factor to be multiplied by the Total Cost of the Equipment subject to each such Lease to determine the periodic Rent payable with respect thereto:

    A.  EQUIPMENT TYPE I:
        (i)    Description of Equipment:________________________________________
        (ii)   Rent is payable: ____ in advance   ____ in arrears (check one)
                                ____ monthly      ____ quarterly (check one)
        (iii) Initial Term: _____ Months (plus the number of days from and including the Acceptance Date through and including the last day of the Consolidation Period in which the Acceptance Date occurs).
        (iv)   Lease rate factor:_______________________________________________

    [Add additional sequentially lettered paragraphs in the event of additional Equipment types]

    With respect to each Lease that is commenced pursuant to this Advance Pricing Agreement, Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in advance, or (b) on the last day of each calendar month or quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in arrears, the Rent payment calculated as set forth above in this Section 4 for the length of the Initial Term of such Lease. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the end of the Consolidation Period in which the Acceptance Date occurs. In addition, on the First Payment Date Lessee shall also pay Lessor with respect to each such Lease an amount equal to the Daily Rent multiplied by either (i) 15 days if the Consolidation Period is monthly or (ii) 45 days if the Consolidation Period is quarterly.

5. FINANCINGS. Set forth below is a description of the types of Financed Items that may be financed pursuant to this Advance Pricing Agreement, the times at which Rent is payable and the length of the Term of each Financing that is commenced pursuant hereto, and the Financing rate factor to be multiplied by the Total Cost of the Financed Items subject to each such Financing to determine the periodic Rent payable with respect thereto:

    A.  FINANCED ITEM TYPE I:
        (i)    Description of Financed Item:____________________________________
        (ii)   Rent is payable:   _____ in advance  _____ in arrears (check one)
                                  _____ monthly     _____ quarterly (check one)
        (iii) Term: _____ Months (plus the number of days from and including the Acceptance Date through and including the last day of the Consolidation Period in which the Acceptance Date occurs).
        (iv)   Financing rate factor:___________________________________________

    [Add additional sequentially letter paragraphs in the event of additional types of Financed Items]

    With respect to each Financing commenced pursuant to this Advance Pricing Agreement, Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in advance, or (b) on the last day of each calendar month or quarter (depending on whether Rent is payable monthly or quarterly) if Rent is payable in arrears, the Rent payment calculated as set forth above in this Section 5 for the length of the Term of such Financing. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the end of the Consolidation Period in which the Acceptance Date occurs. In addition, on the First Payment Date Lessee shall also pay Lessor with respect to each such Lease an amount equal to the Daily Rent multiplied by the number of days from and including the Acceptance Date up to but excluding the first day of the month or quarter (as applicable) in which the First Payment Date occurs.

6.  ADDITIONAL PROVISIONS:_____________________________________________________.

IN WITNESS WHEREOF, LESSOR AND LESSEE HAVE EXECUTED THIS ADVANCE PRICING AGREEMENT ON THE DATES SPECIFED BELOW.

LESSEE:                                    LESSOR:

_________________________________          COMPAQ FINANCIAL SERVICES CORPORATION

BY:______________________________          BY: _________________________________

_________________________________          _____________________________________
NAME AND TITLE                             NAME AND TITLE

_________________________________          _____________________________________
DATE                                       DATE

                                                   EXHIBIT C TO MASTER AGREEMENT

      COUNTERPART NO. _______ OF _______. TO THE EXTENT THAT THIS SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED ON THE UCC), NO SECURITY INTEREST IN
     THIS SCHEDULE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.



                                              Master Agreement Number _____
                                              APA Number _____
                                              Schedule Number _____


                      MASTER LEASE AND FINANCING AGREEMENT
                             CONSOLIDATING SCHEDULE


      Compaq Financial Services Corporation ("Lessor") and________________ ("Lessee") are parties to the Master Lease and Financing Agreement (the "Master Agreement") and the Advance Pricing Agreement (the "Advance Pricing Agreement") identified by the Master Agreement Number and the APA Number, respectively, specified above. Pursuant thereto, Lessor and Lessee have entered into one or more Leases (the "Existing Leases"), one or more Financings (the "Existing Financings") or one more Existing Leases and one more Existing Financings, all of which are more particularly described in Section 1 below, during the Consolidation Period ending on __________ (the "Consolidation Date"). Pursuant to Section 2.B(d) of the Master Agreement, Lessor and Lessee are entering into this Consolidating Schedule, which shall be identified by the Schedule Number specified above (this "Schedule"), effective as of the day immediately following the Consolidation Date (the "Start Date"), for the purpose of consolidating all of the Existing Leases, if any, into a single, separate and distinct Lease of the Equipment described in Section 2 below, and all of the Existing Financings into a single, separate and distinct Financing of the Financed Items described in Section 3 below. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Schedule. All capitalized terms used in this Schedule without definition have the meanings ascribed to them in the Master Agreement.

1. EXISTING LEASES AND FINANCINGS. Each of the ___ Existing Leases and the ___ Existing Financings being consolidated pursuant to this Schedule have been evidenced by the Master Agreement, the Advance Pricing Agreement and an Acceptance Certificate. The Acceptance Dates specified in the Acceptance Certificates relating to such Existing Leases are as follows:
_____________________. The Acceptance Dates specified in the Acceptance Certificates relating to such Existing Financings are as follows: _____________.

2.  LEASE.
    A.  DESCRIPTION OF ITEMS OF LEASED EQUIPMENT             TOTAL COST





    B.  INITIAL TERM: _____ Months (measured from the Start Date)

3.  FINANCING.
    A.  DESCRIPTION OF FINANCED ITEMS                        TOTAL COST



    B.  TERM: _____ Months (measured from the Start Date)

4.  RENT:
    For Lease: ____________________
    For Financing:  ________________
    Total Rent:  ___________________

    RENT IS PAYABLE:    ___in advance  ___in arrears (check one)
                        ___monthly     ___quarterly (check one)

    Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in advance, or (b) on the last day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in arrears, the Rent payment specified above for the length of the Initial Term in the case of a Lease and for the length of the Term in the case of a Financing. The First Payment Date shall be the Start Date if Rent is payable in advance or the last day of the month or quarter (as applicable) in which the Start Date occurs if Rent is payable in arrears. In addition, on the First Payment Date Lessee shall also pay Lessor an amount equal to $__________ (which is the aggregate amount payable by Lessee to Lessor with respect to the Existing Leases and the Existing Financings pursuant to the terms of the Advance Pricing Agreement Number specified above).

5.  ADVANCE RENT: _______________________

6.  EQUIPMENT LOCATION:________________________________________________________.

7.  SELLER:____________________________________________________________________.

8.  ADDITIONAL PROVISIONS:______________________________________________________
    ___________________________________________________________________________.

LESSOR AGREES TO LEASE TO LESSEE AND LESSEE AGREES TO LEASE FROM LESSOR THE EQUIPMENT DESCRIBED IN SECTION 2.A ABOVE, IF ANY, AND LESSOR AND LESSEE AGREE TO ENTER INTO A FINANCING OF THE FINANCED ITEMS DESCRIBED IN SECTION 3.A ABOVE, IF ANY. SUCH LEASE AND/OR FINANCING WILL BE GOVERNED BY THE MASTER AGREEMENT AND THIS SCHEDULE, INCLUDING THE IMPORTANT ADDITIONAL TERMS AND CONDITIONS SET FORTH ABOVE. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE AND THE MASTER AGREEMENT, THE TERMS OF THIS SCHEDULE SHALL GOVERN.
LESSEE:                                    LESSOR:

_________________________________          COMPAQ FINANCIAL SERVICES CORPORATION

BY:______________________________          BY: _________________________________

_________________________________          _____________________________________
NAME AND TITLE                             NAME AND TITLE

_________________________________          _____________________________________
DATE                                       DATE

                                                 EXHIBIT D TO MASTER AGREEMENT



                      MASTER LEASE AND FINANCING AGREEMENT
                             ACCEPTANCE CERTIFICATE

      Compaq Financial Services Corporation ("Lessor") and ("Lessee") are parties to the Master Lease and Financing Agreement (the "Master Agreement") and the Schedule under such Master Agreement (the "Schedule") identified by the Master Agreement Number and Schedule Number, respectively, specified above. The Master Agreement and Schedule together comprise a separate Lease, a separate Financing, or a separate Lease and a separate Financing, as the case may be, that is being accepted and commenced pursuant to this Acceptance Certificate. All capitalized terms used in this Acceptance Certificate without definition have the meanings ascribed to them in the Master Agreement.

      1. LEASE ACCEPTANCE. Lessee hereby acknowledges that the Equipment described in Section 1 of the Schedule, if any, or if different, the Equipment described in the attached invoice or other attachment hereto, has been delivered to the Equipment Location specified below, inspected by Lessee and found to be in good operating order and condition, and has been unconditionally and irrevocably accepted by Lessee under the Lease evidenced by the Master Agreement and the Schedule as of the Acceptance Date set forth below.

      2. FINANCING ACCEPTANCE. Lessee hereby acknowledges that the Financed Items described in Section 2 of the Schedule, if any, or if different, the Financed Items described in the attached invoice or other attachment hereto, have been received or incurred by Lessee and have been unconditionally and irrevocably accepted by Lessee under the Financing evidenced by the Master Agreement and the Schedule, as of the Acceptance Date set forth below.

      3. LESSEE ACKNOWLEDGEMENTS. Lessee hereby agrees to faithfully perform all of its obligations under the Master Agreement and the Schedule and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Agreement. Lessee hereby acknowledges its agreement to pay Lessor Rent payments, as set forth in the Schedule, plus any applicable taxes, together with all other costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Agreement and the Schedule, in each instance at the times and in the manner set forth in the Master Agreement and the Schedule, respectively.

      4. The Equipment has been installed and is located at the following Equipment Location:


      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

                                          [LESSEE]

                                          BY:
                                             -----------------------------------


                                          --------------------------------------
                                                      Name and Title

                                          ACCEPTANCE DATE:
                                                          ----------------------

                                                   EXHIBIT E TO MASTER AGREEMENT

                                                          Master Agreement _____
                                                                APA Number _____

                      MASTER LEASE AND FINANCING AGREEMENT
             ADVANCE PRICING AGREEMENT ACCEPTANCE CERTIFICATE NUMBER


      Compaq Financial Services Corporation ("Lessor") and________________ ("Lessee") are parties to the Master Lease and Financing Agreement (the "Master Agreement") and the Advance Pricing Agreement (the "Advance Pricing Agreement") identified by the Master Agreement Number and APA Number, respectively, specified above. This Acceptance Certificate, together with the Advance Pricing Agreement and the Master Agreement, comprise a separate Lease, a separate Financing, or a separate Lease and a separate Financing, as the case may be, that is being accepted and commenced pursuant hereto. All capitalized terms used in this Acceptance Certificate without definition have the meanings ascribed to them in the Master Agreement.

      1. LEASE ACCEPTANCE. Lessee hereby acknowledges that the Equipment described in the invoices listed in Section 1 of the Attachment hereto has been delivered to the Equipment Location specified in said Attachment, inspected by Lessee and found to be in good operating order and condition, and has been unconditionally and irrevocably accepted by Lessee under the Lease evidenced by this Acceptance Certificate, the Advance Pricing Agreement and the Master Agreement as of the Acceptance Date set forth below. The Seller of the Equipment is specified in Section 1 of the Attachment hereto.

      2. FINANCING ACCEPTANCE. Lessee hereby acknowledges that the Financed Items described in the invoices listed in Section 2 of the Attachment hereto have been received or incurred by Lessee and have been unconditionally and irrevocably accepted by Lessee under the Financing evidenced by the Acceptance Certificate, the Advance Pricing Agreement and the Master Agreement as of the Acceptance Date set forth below. The Seller of the Financed Items is specified in Section 2 of the Attachment hereto.

      3. LESSEE ACKNOWLEDGEMENTS. Lessee hereby agrees to faithfully perform all of its obligations under the Master Agreement and the Advance Pricing Agreement and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Agreement. Lessee hereby acknowledges its agreement to pay Lessor Rent payments in the amounts determined pursuant to the Advance Pricing Agreement plus any applicable taxes, together with all other costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Agreement and the Advance Pricing Agreement, in each instance at the times and in the manner set forth in the Master Agreement and the Advance Pricing Agreement, respectively.

      4. The Equipment has been installed and is located at the Equipment Location(s) set forth in the Attachment.


                                          [LESSEE]

                                          BY:___________________________________

                                          ______________________________________
                                                      Name and Title

                                          ACCEPTANCE DATE:______________________




ACKNOWLEDGED AND ACCEPTED:

COMPAQ FINANCIAL SERVICES CORPORATION

By__________________________________

____________________________________
        Name and Title

____________________________________
             Date

                                               Master Agreement Number _________
                                               APA Number _________

                   ATTACHMENT TO ACCEPTANCE CERTIFICATE NO____



1.  LEASE


                     Equipment Description          Total Cost
                     ---------------------          ----------
   Seller                 by Invoice No.         Amount to be Funded      Equipment Location
   ------                 --------------         -------------------      ------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



2.  FINANCING


                     Equipment Description          Total Cost
                     ---------------------          ----------
   Seller                 by Invoice No.         Amount to be Funded      Equipment Location
   ------                 --------------         -------------------      ------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   EXHIBIT F TO MASTER AGREEMENT




      COUNTERPART NO. _______ OF _______. TO THE EXTENT THAT THIS SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED ON THE UCC), NO SECURITY INTEREST IN
     THIS SCHEDULE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.


                                                   Master Agreement Number _____
                                                   Schedule Number _____

                  MASTER LEASE AND FINANCING AGREEMENT SCHEDULE
                                      No. o


      COMPAQ FINANCIAL SERVICES CORPORATION ("Lessor") and ______________________________ ("Lessee") are parties to a Master Lease
Agreement, Number _____ (the "Master Agreement"). This Schedule (which shall be identified by the Schedule Number specified above) and the Master Agreement together comprise a separate Lease, a separate Financing or a separate Lease and a separate Financing, as the case may be, between the parties. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Schedule. All capitalized terms used in this Schedule without definition have the meanings ascribed to them in the Master Agreement.

      WHEREAS, the equipment described in this Schedule comprising of Hardware and Software (the "Equipment"), or a portion thereof, has already been delivered, and legal title has passed, to Lessee; and

      WHEREAS, Lessee desires to sell such Equipment to Lessor and lease it back from Lessor pursuant to the Lease, and Lessor desires to purchase the Equipment and lease it back to Lessee pursuant to the Lease.

      NOW, therefore, the parties agree as follows:

1. TRANSFER OF TITLE IN EQUIPMENT: Lessee shall transfer all of its right, title and interest in and to the Equipment to Lessor and shall deliver to Lessor a properly executed Bill of Sale in the form supplied by Lessor covering the Equipment.

2. CONDITIONS PRECEDENT TO PURCHASE OF EQUIPMENT: The obligation of Lessor to purchase or pay for any Equipment for which title thereto is in Lessee, and to lease the same to Lessee under this Schedule, shall be subject to the following conditions precedent:

(a) receipt by Lessor, prior to the Cut-Off Date of this Schedule, of each of the following additional documents in form and substance satisfactory to
      Lessor: (i) a Bill of Sale in the form supplied by Lessor transferring title to each unit of Equipment to Lessor free and clear of all liens and encumbrances (ii) if applicable, a Payment Authorization in the form supplied by Lessor, which provides that Lessor shall be authorized to pay the respective vendor(s) designated by Lessee the amounts so designated, which amounts shall be consistent with the invoices of such respective vendors delivered by Lessee to Lessor as of the date hereof, and (iii) paid invoices; (iv) copies of cancelled checks for all the Equipment to be sold and leased-back hereunder (and inspection and acceptance of such invoices by Lessor) or a notarized affidavit attesting that payment of invoices has been effectuated; (v) a Secretary's Certificate in the form supplied by Lessor; (vi) an executed Master Agreement; and (vii) such other documents as Lessor may reasonably request, which may include (but shall not necessarily be limited to) an Acknowledgment by Supplier in the form supplied by Lessor.

 (b) No Lessee Default, or event which but for the passing of time or giving of notice or both would constitute a Lessee Default has occurred and is continuing.

3. LESSEE REPRESENTATIONS: Lessee, as seller hereunder, and as further inducement to Lessor to purchase the Equipment and to advance its funds to Lessee (or as Lessee may otherwise direct in writing) hereby represents and warrants to Lessor that:
(a)Lessee is not insolvent within the meaning of any federal or state laws and the consummation of the proposed transaction will not cause Lessee to become insolvent;
(b)The payment by Lessor to Lessee of acquisition cost of the Equipment is fair consideration for each item of Equipment, within the meaning of all federal and state laws;
(c)All invoices and/or purchase orders presented by Lessee to Lessor for the Equipment have been paid by Lessee and are true and correct and all relate to the item being leased; and
(d)The sale of the Equipment has been duly authorized by all necessary corporate action and constitutes the legal, valid binding obligation of Lessee.

4. LIENS AND ENCUMBRANCES: If at any time, before or after the Acceptance Date as it pertains to this Schedule, the Equipment is found to be encumbered by liens or encumbrances pre-existing the date of the Bill of Sale for the Equipment, Lessor, at its option, may request Lessee to forthwith take such action as is necessary or appropriate to remove such liens or encumbrances. In the event that Lessee fails to take such action, Lessor may take such action as is either necessary or appropriate to remove such liens or encumbrances. In all events, Lessee shall reimburse Lessor upon demand for all sums theretofore paid by Lessor, including out-of-pocket expenses, incurred by Lessor in having the liens or encumbrances removed, plus interest at the rate of 1-1/2% per month (or such lesser rate as is the maximum rate allowable under applicable law). Lessor's rights hereunder are in addition to, and not in derogation of, any rights which Lessor may have at law or in equity.
5. ACCEPTANCE OF EQUIPMENT BY LESSEE: NOTWITHSTANDING ANYTHING CONTRARY CONTAINED IN SECTION 3 OF THE MASTER AGREEMENT, THE EQUIPMENT HEREUNDER SHALL BE DEEMED TO BE UNCONDITIONALLY AND IRREVOCABLY ACCEPTED BY LESSEE FOR ALL PURPOSES UNDER THIS SCHEDULE AS OF THE DATE OF THE BILL OF SALE DELIVERED TO LESSOR (FOR PURPOSES OF THIS SCHEDULE ONLY THE "ACCEPTANCE DATE").

6.    EQUIPMENT LOCATION:  The Equipment is located at the following location

      o



7.    LEASE.
      A.  DESCRIPTION OF ITEMS OF LEASED EQUIPMENT           TOTAL COST




      B. INITIAL TERM: ____ Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified in Section 3 below) in which the Acceptance Date occurs).

8.    FINANCINGS.
      A.    DESCRIPTION OF FINANCED ITEMS                         TOTAL COST



      B. TERM: ____ Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified on Section 3 below) in which the Acceptance Date occurs).

9.  RENT:

    For Lease: $ (plus applicable taxes)
    For Financing: $ (plus applicable taxes)
    Total Rent:  $ (plus applicable taxes)

    RENT IS PAYABLE:    ___in advance   ___in arrears (check one)
                        ___monthly      ___quarterly (check one)

Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in advance, or (b) on the last day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in arrears, the Rent payment specified above for the length of the Initial Term in the case of a Lease and for the length of the Term in the case of a Financing. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the month or quarter (as applicable) in which the Acceptance Date occurs. However, if Rent is payable in advance and if the Acceptance Date falls on the first day of a month or quarter (as applicable), that date shall be the First Payment Date. In addition, on the First Payment Date Lessee shall also pay Lessor an amount equal to the Daily Rent multiplied by the number of days from and including the Acceptance Date (Funding Date in the case of a Financing) up to but excluding the first day of the month or quarter (as applicable) in which the First Payment Date occurs. Lessor's obligation to purchase and lease the Equipment is subject to the Acceptance Date being on or before the Cut-Off Date (specified herein).

10.   CUT-OFF DATE: For the purposes of this Lease, the Cut-Off Date is o.

11.   ADVANCE PAYMENT TERMS:  o

12. END OF LEASE PURCHASE, RENEWAL AND RETURN OPTIONS: See Section 4 of the Master Agreement.

13. ADVANCE RENT. In the event that Lessee has made any advance Rent payment ("Advance Rent"), such Advance Rent shall be refunded without interest to Lessee only if Lessor declines to sign this Schedule. Advance Rent will be credited to Lessee's first Rent payment under this Lease and any excess Advance Rent will be credited to Lessee's final Rent payment of the Initial Term of this Lease.

14. ADDITIONAL TERMS; COUNTERPARTS. The Lessor and Lessee agree that the terms and conditions contained in this Schedule shall apply to the lease of all Equipment under this Lease. In the event of any conflict between the terms of this Schedule and the Master Agreement, the provisions of this Schedule shall govern.

LESSOR AGREES TO LEASE TO LESSEE AND LESSEE AGREES TO LEASE FROM LESSOR THE EQUIPMENT DESCRIBED IN SECTION 1.A ABOVE, IF ANY, AND LESSOR AND LESSEE AGREE TO ENTER INTO A FINANCING OF THE FINANCED ITEMS DESCRIBED IN SECTION 2.A ABOVE, IF ANY. SUCH LEASE AND/OR FINANCING WILL BE GOVERNED BY THE MASTER AGREEMENT AND THIS SCHEDULE, INCLUDING THE IMPORTANT ADDITIONAL TERMS AND CONDITIONS SET FORTH ABOVE. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE AND THE MASTER AGREEMENT, THE TERMS OF THIS SCHEDULE SHALL GOVERN.

LESSEE:                                    LESSOR:

_________________________________          COMPAQ FINANCIAL SERVICES CORPORATION


BY:______________________________          BY: _________________________________

NAME:____________________________          NAME:________________________________

DATE:____________________________          DATE:________________________________

                                                                    EXHIBIT 10.6
                                                                        (PART 2)

      COUNTERPART NO. _______ OF _______. TO THE EXTENT THAT THIS SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED ON THE UCC), NO SECURITY INTEREST IN
     THIS SCHEDULE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.


                                                  Master Agreement Number 100924
                                                  Schedule Number 100924000001

                  MASTER LEASE AND FINANCING AGREEMENT SCHEDULE
                                No. 100924000001

      COMPAQ FINANCIAL SERVICES CORPORATION ("Lessor") and and LivePerson, Inc. ("Lessee") are parties to a Master Lease Agreement, Number 100924 (the "Master Agreement"). This Schedule (which shall be identified by the Schedule Number specified above) and the Master Agreement together comprise a separate Lease, a separate Financing or a separate Lease and a separate Financing, as the case may be, between the parties. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Schedule. All capitalized terms used in this Schedule without definition have the meanings ascribed to them in the Master Agreement.

      WHEREAS, the equipment described in this Schedule comprising of Hardware and Software (the "Equipment"), or a portion thereof, has already been delivered, and legal title has passed, to Lessee; and

      WHEREAS, Lessee desires to sell such Equipment to Lessor and lease it back from Lessor pursuant to the Lease, and Lessor desires to purchase the Equipment and lease it back to Lessee pursuant to the Lease.

      NOW, therefore, the parties agree as follows:

1. TRANSFER OF TITLE IN EQUIPMENT: Lessee shall transfer all of its right, title and interest in and to the Equipment to Lessor and shall deliver to Lessor a properly executed Bill of Sale in the form supplied by Lessor covering the Equipment.

2. CONDITIONS PRECEDENT TO PURCHASE OF EQUIPMENT: The obligation of Lessor to purchase or pay for any Equipment for which title thereto is in Lessee, and to lease the same to Lessee under this Schedule, shall be subject to the following conditions precedent:

(a) receipt by Lessor, prior to the Cut-Off Date of this Schedule, of each of the following additional documents in form and substance satisfactory to
      Lessor: (i) a Bill of Sale in the form supplied by Lessor transferring title to each unit of Equipment to Lessor free and clear of all liens and encumbrances (ii) if applicable, a Payment Authorization in the form supplied by Lessor, which provides that Lessor shall be authorized to pay the respective vendor(s) designated by Lessee the amounts so designated, which amounts shall be consistent with the invoices of such respective vendors delivered by Lessee to Lessor as of the date hereof, and (iii) paid invoices; (iv) copies of cancelled checks for all the Equipment to be sold and leased-back hereunder (and inspection and acceptance of such invoices by Lessor) or a notarized affidavit attesting that payment of invoices has been effectuated; (v) a Secretary's Certificate in the form supplied by Lessor; (vi) an executed Master Agreement; and (vii) such other documents as Lessor may reasonably request, which may include (but shall not necessarily be limited to) an Acknowledgment by Supplier in the form supplied by Lessor.

 (b) No Lessee Default, or event which but for the passing of time or giving of notice or both would constitute a Lessee Default has occurred and is continuing.

3. LESSEE REPRESENTATIONS: Lessee, as seller hereunder, and as further inducement to Lessor to purchase the Equipment and to advance its funds to Lessee (or as Lessee may otherwise direct in writing) hereby represents and warrants to Lessor that:

(a) Lessee is not insolvent within the meaning of any federal or state laws and the consummation of the proposed transaction will not cause Lessee to become insolvent;
(b) The payment by Lessor to Lessee of acquisition cost of the Equipment is fair consideration for each item of Equipment, within the meaning of all federal and state laws;
(c) All invoices and/or purchase orders presented by Lessee to Lessor for the Equipment have been paid by Lessee and are true and correct and all relate to the item being leased; and
(d) The sale of the Equipment has been duly authorized by all necessary corporate action and constitutes the legal, valid binding obligation of Lessee.

4. LIENS AND ENCUMBRANCES: If at any time, before or after the Acceptance Date as it pertains to this Schedule, the Equipment is found to be encumbered by liens or encumbrances pre-existing the date of the Bill of Sale for the Equipment, Lessor, at its option, may request Lessee to forthwith take such action as is necessary or appropriate to remove such liens or encumbrances. In the event that Lessee fails to take such action, Lessor may take such action as is either necessary or appropriate to remove such liens or encumbrances. In all events, Lessee shall reimburse Lessor upon demand for all sums theretofore paid by Lessor, including out-of-pocket expenses, incurred by Lessor in having the liens or encumbrances removed, plus interest at the rate of 1-1/2% per month (or such lesser rate as is the maximum rate allowable under applicable law). Lessor's rights hereunder are in addition to, and not in derogation of, any rights which Lessor may have at law or in equity.
5. ACCEPTANCE OF EQUIPMENT BY LESSEE: NOTWITHSTANDING ANYTHING CONTRARY CONTAINED IN SECTION 3 OF THE MASTER AGREEMENT, THE EQUIPMENT HEREUNDER SHALL BE DEEMED TO BE UNCONDITIONALLY AND IRREVOCABLY ACCEPTED BY LESSEE FOR ALL PURPOSES UNDER THIS SCHEDULE AS OF THE DATE OF THE BILL OF SALE DELIVERED TO LESSOR (FOR PURPOSES OF THIS SCHEDULE ONLY THE "ACCEPTANCE DATE").

6.    EQUIPMENT LOCATION:  The Equipment is located at the following location

      See Attached Exhibit A

7.    LEASE.
      A.    DESCRIPTION OF ITEMS OF LEASED EQUIPMENT           TOTAL COST

            See Attached Exhibit A                             $1,797,059.85

      B. INITIAL TERM: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified in Section 3 below) in which the Acceptance Date occurs).

8.    FINANCINGS.
      A.    DESCRIPTION OF FINANCED ITEMS                      TOTAL COST

            See Attached Exhibit A                             $0.00

      B. TERM: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified on Section 3 below) in which the Acceptance Date occurs).

9.  RENT:

    For Lease: $78,801.72 (plus applicable taxes)
    For Financing: $0.00 (plus applicable taxes)
    Total Rent:  $78,801.72 (plus applicable taxes)

    RENT IS PAYABLE:    /X/ in advance   / / in arrears (check one)
                        /X/ monthly      / / quarterly (check one)

Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in advance, or (b) on the last day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in arrears, the Rent payment specified above for the length of the Initial Term in the case of a Lease and for the length of the Term in the case of a Financing. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the month or quarter (as applicable) in which the Acceptance Date occurs. However, if Rent is payable in advance and if the Acceptance Date falls on the first day of a month or quarter (as applicable), that date shall be the First Payment Date. In addition, on the First Payment Date Lessee shall also pay Lessor an amount equal to the Daily Rent multiplied by the number of days from and including the Acceptance Date (Funding Date in the case of a Financing) up to but excluding the first day of the month or quarter (as applicable) in which the First Payment Date occurs. Lessor's obligation to purchase and lease the Equipment is subject to the Acceptance Date being on or before the Cut-Off Date (specified herein).

10. CUT-OFF DATE: For the purposes of this Lease, the Cut-Off Date is September 30, 2000.

11. ADVANCE PAYMENT TERMS: ONE RENTAL PAYMENT IN THE AMOUNT OF $78,801.72 PLUS APPLICABLE TAXES.

12. END OF LEASE PURCHASE, RENEWAL AND RETURN OPTIONS: See Section 4 of the Master Agreement.

13. ADVANCE RENT. In the event that Lessee has made any advance Rent payment ("Advance Rent"), such Advance Rent shall be refunded without interest to Lessee only if Lessor declines to sign this Schedule. Advance Rent will be credited to Lessee's first Rent payment under this Lease and any excess Advance Rent will be credited to Lessee's final Rent payment of the Initial Term of this Lease.

14. ADDITIONAL TERMS; COUNTERPARTS. The Lessor and Lessee agree that the terms and conditions contained in this Schedule shall apply to the lease of all Equipment under this Lease. In the event of any conflict between the terms of this Schedule and the Master Agreement, the provisions of this Schedule shall govern.

LESSOR AGREES TO LEASE TO LESSEE AND LESSEE AGREES TO LEASE FROM LESSOR THE EQUIPMENT DESCRIBED IN SECTION 1.A ABOVE, IF ANY, AND LESSOR AND LESSEE AGREE TO ENTER INTO A FINANCING OF THE FINANCED ITEMS DESCRIBED IN SECTION 2.A ABOVE, IF ANY. SUCH LEASE AND/OR FINANCING WILL BE GOVERNED BY THE MASTER AGREEMENT AND THIS SCHEDULE, INCLUDING THE IMPORTANT ADDITIONAL

TERMS AND CONDITIONS SET FORTH ABOVE. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE AND THE MASTER AGREEMENT, THE TERMS OF THIS SCHEDULE SHALL GOVERN.


LESSEE:                                    LESSOR:

LIVEPERSON, INC.                           COMPAQ FINANCIAL SERVICES CORPORATION


BY: /S/ TIMOTHY E. BIXBY                   BY: /S/ LEE D. EBERDING
   ------------------------------              ---------------------------------

NAME: Timothy E. Bixby                     NAME: Lee D. Eberding
     ----------------------------               --------------------------------

TITLE: EVP/CFO                             TITLE: Director, Operations
      ---------------------------                -------------------------------

DATE: 9/27/00                              DATE: 10/2/00
     ----------------------------               --------------------------------

                                                                    EXHIBIT 10.6
                                                                        (PART 3)

      COUNTERPART NO. _______ OF _______. TO THE EXTENT THAT THIS SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED ON THE UCC), NO SECURITY INTEREST IN
     THIS SCHEDULE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                                  Master Agreement Number 100924
                                                  Schedule Number 100924000002

                  MASTER LEASE AND FINANCING AGREEMENT SCHEDULE
                                No. 100924000002

      COMPAQ FINANCIAL SERVICES CORPORATION ("Lessor") and and LivePerson, Inc. ("Lessee") are parties to a Master Lease Agreement, Number 100924 (the "Master Agreement"). This Schedule (which shall be identified by the Schedule Number specified above) and the Master Agreement together comprise a separate Lease, a separate Financing or a separate Lease and a separate Financing, as the case may be, between the parties. The terms and conditions of the Master Agreement are hereby incorporated by reference into this Schedule. All capitalized terms used in this Schedule without definition have the meanings ascribed to them in the Master Agreement.

      WHEREAS, the equipment described in this Schedule comprising of Hardware and Software (the "Equipment"), or a portion thereof, has already been delivered, and legal title has passed, to Lessee; and

      WHEREAS, Lessee desires to sell such Equipment to Lessor and lease it back from Lessor pursuant to the Lease, and Lessor desires to purchase the Equipment and lease it back to Lessee pursuant to the Lease.

      NOW, therefore, the parties agree as follows:

1. TRANSFER OF TITLE IN EQUIPMENT: Lessee shall transfer all of its right, title and interest in and to the Equipment to Lessor and shall deliver to Lessor a properly executed Bill of Sale in the form supplied by Lessor covering the Equipment.

2. CONDITIONS PRECEDENT TO PURCHASE OF EQUIPMENT: The obligation of Lessor to purchase or pay for any Equipment for which title thereto is in Lessee, and to lease the same to Lessee under this Schedule, shall be subject to the following conditions precedent:

(a) receipt by Lessor, prior to the Cut-Off Date of this Schedule, of each of the following additional documents in form and substance satisfactory to
      Lessor: (i) a Bill of Sale in the form supplied by Lessor transferring title to each unit of Equipment to Lessor free and clear of all liens and encumbrances (ii) if applicable, a Payment Authorization in the form supplied by Lessor, which provides that Lessor shall be authorized to pay the respective vendor(s) designated by Lessee the amounts so designated, which amounts shall be consistent with the invoices of such respective vendors delivered by Lessee to Lessor as of the date hereof, and (iii) paid invoices; (iv) copies of cancelled checks for all the Equipment to be sold and leased-back hereunder (and inspection and acceptance of such invoices by Lessor) or a notarized affidavit attesting that payment of invoices has been effectuated; (v) a Secretary's Certificate in the form supplied by Lessor; (vi) an executed Master Agreement; and (vii) such other documents as Lessor may reasonably request, which may include (but shall not necessarily be limited to) an Acknowledgment by Supplier in the form supplied by Lessor.

 (b) No Lessee Default, or event which but for the passing of time or giving of notice or both would constitute a Lessee Default has occurred and is continuing.

3. LESSEE REPRESENTATIONS: Lessee, as seller hereunder, and as further inducement to Lessor to purchase the Equipment and to advance its funds to Lessee (or as Lessee may otherwise direct in writing) hereby represents and warrants to Lessor that:
(a) Lessee is not insolvent within the meaning of any federal or state laws and the consummation of the proposed transaction will not cause Lessee to become insolvent;
(b) The payment by Lessor to Lessee of acquisition cost of the Equipment is fair consideration for each item of Equipment, within the meaning of all federal and state laws;
(c) All invoices and/or purchase orders presented by Lessee to Lessor for the Equipment have been paid by Lessee and are true and correct and all relate to the item being leased; and
(d) The sale of the Equipment has been duly authorized by all necessary corporate action and constitutes the legal, valid binding obligation of Lessee.

4. LIENS AND ENCUMBRANCES: If at any time, before or after the Acceptance Date as it pertains to this Schedule, the Equipment is found to be encumbered by liens or encumbrances pre-existing the date of the Bill of Sale for the Equipment, Lessor, at its option, may request Lessee to forthwith take such action as is necessary or appropriate to remove such liens or encumbrances. In the event that Lessee fails to take such action, Lessor may take such action as is either necessary or appropriate to remove such liens or encumbrances. In all events, Lessee shall reimburse Lessor upon demand for all sums theretofore paid by Lessor, including out-of-pocket expenses, incurred by Lessor in having the liens or encumbrances removed, plus interest at the rate of 1-1/2% per month (or such lesser rate as is the maximum rate allowable under applicable law). Lessor's rights hereunder are in addition to, and not in derogation of, any rights which Lessor may have at law or in equity.
5. ACCEPTANCE OF EQUIPMENT BY LESSEE: NOTWITHSTANDING ANYTHING CONTRARY CONTAINED IN SECTION 3 OF THE MASTER AGREEMENT, THE EQUIPMENT HEREUNDER SHALL BE DEEMED TO BE UNCONDITIONALLY AND IRREVOCABLY ACCEPTED BY LESSEE FOR ALL PURPOSES UNDER THIS SCHEDULE AS OF THE DATE OF THE BILL OF SALE DELIVERED TO LESSOR (FOR PURPOSES OF THIS SCHEDULE ONLY THE "ACCEPTANCE DATE").

6.    EQUIPMENT LOCATION:  The Equipment is located at the following location

      See Attached Exhibit A

7.    LEASE.
      A.    DESCRIPTION OF ITEMS OF LEASED EQUIPMENT           TOTAL COST

            See Attached Exhibit A                             $924,421.00

      B. INITIAL TERM: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified in Section 3 below) in which the Acceptance Date occurs).

8.    FINANCINGS.
      A.    DESCRIPTION OF FINANCED ITEMS                      TOTAL COST

    See Attached Exhibit A                                     $0.00

      B. TERM: 24 Months (plus the number of days from and including the Acceptance Date through and including the last day of the calendar month or quarter (depending on whether Rent is payable monthly or quarterly as specified on Section 3 below) in which the Acceptance Date occurs).

9.    RENT:
10.
    For Lease: $39,204.83 (plus applicable taxes)
    For Financing: $0.00 (plus applicable taxes)
    Total Rent:  $39,204.83 (plus applicable taxes)

    RENT IS PAYABLE:    /X/ in advance   / / in arrears (check one)
                        /X/ monthly      / / quarterly (check one)

Lessee shall pay Lessor (a) on the first day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in advance, or (b) on the last day of each calendar month or calendar quarter (depending on whether Rent is payable monthly or quarterly as specified above) if Rent is payable in arrears, the Rent payment specified above for the length of the Initial Term in the case of a Lease and for the length of the Term in the case of a Financing. The First Payment Date shall be the first day (if Rent is payable in advance) or the last day (if Rent is payable in arrears) of the month or quarter (as applicable) immediately following the month or quarter (as applicable) in which the Acceptance Date occurs. However, if Rent is payable in advance and if the Acceptance Date falls on the first day of a month or quarter (as applicable), that date shall be the First Payment Date. In addition, on the First Payment Date Lessee shall also pay Lessor an amount equal to the Daily Rent multiplied by the number of days from and including the Acceptance Date (Funding Date in the case of a Financing) up to but excluding the first day of the month or quarter (as applicable) in which the First Payment Date occurs. Lessor's obligation to purchase and lease the Equipment is subject to the Acceptance Date being on or before the Cut-Off Date (specified herein).

10. CUT-OFF DATE: For the purposes of this Lease, the Cut-Off Date is September 30, 2000.

11. ADVANCE PAYMENT TERMS: ONE RENTAL PAYMENT IN THE AMOUNT OF $39,204.83 PLUS APPLICABLE TAXES.

12. END OF LEASE PURCHASE, RENEWAL AND RETURN OPTIONS: See Section 4 of the Master Agreement.

13. ADVANCE RENT. In the event that Lessee has made any advance Rent payment ("Advance Rent"), such Advance Rent shall be refunded without interest to Lessee only if Lessor declines to sign this Schedule. Advance Rent will be credited to Lessee's first Rent payment under this Lease and any excess Advance Rent will be credited to Lessee's final Rent payment of the Initial Term of this Lease.

14. ADDITIONAL TERMS; COUNTERPARTS. The Lessor and Lessee agree that the terms and conditions contained in this Schedule shall apply to the lease of all Equipment under this Lease. In the event of any conflict between the terms of this Schedule and the Master Agreement, the provisions of this Schedule shall govern.

LESSOR AGREES TO LEASE TO LESSEE AND LESSEE AGREES TO LEASE FROM LESSOR THE EQUIPMENT DESCRIBED IN SECTION 1.A ABOVE, IF ANY, AND LESSOR AND LESSEE AGREE TO ENTER INTO A FINANCING OF THE FINANCED ITEMS DESCRIBED IN SECTION 2.A ABOVE, IF ANY. SUCH LEASE AND/OR FINANCING WILL BE GOVERNED BY THE MASTER AGREEMENT AND THIS SCHEDULE, INCLUDING THE IMPORTANT ADDITIONAL

TERMS AND CONDITIONS SET FORTH ABOVE. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS SCHEDULE AND THE MASTER AGREEMENT, THE TERMS OF THIS SCHEDULE SHALL GOVERN.

LESSEE:                                    LESSOR:

LIVEPERSON,  INC.                          COMPAQ FINANCIAL SERVICES CORPORATION

BY: /S/ TIMOTHY E. BIXBY                   BY: /S/ LEE D. EBERDING
   ------------------------------              ---------------------------------

NAME: Timothy E. Bixby                     NAME: Lee D. Eberding
     ----------------------------               --------------------------------

TITLE: EVP/CFO                             TITLE: Director, Operations
      ---------------------------                -------------------------------

DATE: 9/27/00                              DATE: 10/2/00
     ----------------------------               --------------------------------

                                                 Master Agreement Number 100924
                                                 Schedule Number 100924000001


                      MASTER LEASE AND FINANCING AGREEMENT
                             ACCEPTANCE CERTIFICATE

      Compaq Financial Services Corporation ("Lessor") and LivePerson, Inc. ("Lessee") are parties to the Master Lease and Financing Agreement (the "Master Agreement") and the Schedule under such Master Agreement (the "Schedule") identified by the Master Agreement Number and Schedule Number, respectively, specified above. The Master Agreement and Schedule together comprise a separate Lease, a separate Financing, or a separate Lease and a separate Financing, as the case may be, that is being accepted and commenced pursuant to this Acceptance Certificate. All capitalized terms used in this Acceptance Certificate without definition have the meanings ascribed to them in the Master Agreement.

      1. LEASE ACCEPTANCE. Lessee hereby acknowledges that the Equipment described in Section 1 of the Schedule, if any, or if different, the Equipment described in the attached invoice or other attachment hereto, has been delivered to the Equipment Location specified below, inspected by Lessee and found to be in good operating order and condition, and has been unconditionally and irrevocably accepted by Lessee under the Lease evidenced by the Master Agreement and the Schedule as of the Acceptance Date set forth below.

      2. FINANCING ACCEPTANCE. Lessee hereby acknowledges that the Financed Items described in Section 2 of the Schedule, if any, or if different, the Financed Items described in the attached invoice or other attachment hereto, have been received or incurred by Lessee and have been unconditionally and irrevocably accepted by Lessee under the Financing evidenced by the Master Agreement and the Schedule, as of the Acceptance Date set forth below.

      3. LESSEE ACKNOWLEDGEMENTS. Lessee hereby agrees to faithfully perform all of its obligations under the Master Agreement and the Schedule and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Agreement. Lessee hereby acknowledges its agreement to pay Lessor Rent payments, as set forth in the Schedule, plus any applicable taxes, together with all other costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Agreement and the Schedule, in each instance at the times and in the manner set forth in the Master Agreement and the Schedule, respectively.

      4. The Equipment has been installed and is located at the following Equipment Location:

         665 Broadway, Suite 1200, New York, NY  10012
      --------------------------------------------------------------------------
         462 7th Avenue, New York, NY 10018
      --------------------------------------------------------------------------
         111 8th Ave., Suite 209, New York, NY 10011
      --------------------------------------------------------------------------

                                          LIVEPERSON, INC.

                                          BY: /S/ TIMOTHY E. BIXBY
                                             -----------------------------------

                                                  Timothy E. Bixby, EVP/CFO
                                          --------------------------------------
                                                      Name and Title

                                          ACCEPTANCE DATE: 9/27/00
                                                          ----------------------